UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01241
Eaton Vance Growth Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
August 31
Date of Fiscal Year End
August 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Asian Small Companies Fund Annual Report August 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2011
Eaton Vance
Asian Small Companies Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	16 and 29
Federal Tax Information	17
Board of Trustees’ Contract Approval	30
Management and Organization	33
Important Notices	36

Eaton Vance
Asian Small Companies Fund
August 31, 2011
Management’s Discussion of Fund Performance

Portfolio Managers Christopher Darling; Ng Guan Mean, CFA, CPA
Economic and Market Conditions

Global equity markets were especially volatile during the 12 months ending August 31, 2011. Encouraged early in the period by what appeared to be a quickening pace of economic recovery, investors drove global equity prices to solid gains. But that momentum began to sputter during the late spring and summer of 2011, backsliding on ongoing news of the sovereign debt crisis in Europe, rising fiscal and political uncertainty in Washington, D.C., and growing fears of slower global economic growth. The overall slowdown prompted the financial markets to shift gears—from “risk-on” to “risk-off”—by the close of the 12-month period, with risk-associated assets such as stocks, corporate bonds and commodities selling off sharply in the second half in favor of safer havens.
On the whole, however, global equities fared well for the 12-month period. The developed markets, as represented by the MSCI World Index, rose 14.46%. Despite persistent worries about sovereign debt in the euro zone, the FTSE Eurotop 100 Index advanced 9.51% for the period, and the broader-based MSCI Europe, Australasia, Far East (MSCI EAFE) Index was up 10.01%. In Japan, the Nikkei-225 Stock Average gained 11.44%.1
Emerging markets proved to be somewhat weaker than their developed-market counterparts during the period, with the MSCI Emerging Markets Index rising 9.07%.1
Surprisingly, two of the developing world’s most-dynamic economies—China and India—were underperformers for the year. In China, the MSCI Golden Dragon Index was up only 6.94%, restrained—particularly in the second half of the period—by concerns about inflation and the risks of overtightened monetary policy. In India, similar concerns drove the Bombay Stock Exchange 100 Index to lose ground for the year, returning -6.15%.1
Management Discussion
The Fund’s Class A shares outperformed the benchmark MSCI All Country Asia ex Japan Small Cap Index (the Index)1 for the fiscal year ending August 31, 2011, but underperformed the average return of funds in its Lipper peer group.
Asian equity markets were in no way immune from the multiple concerns that drove global markets to surrender much of what they gained early in the 12-month period. India and China—recent stalwarts of the Asian markets— were actually the two worst performers in the Index during this time, both recording negative returns. Taiwan and Hong Kong, which also constitute large segments of the Index, both had single-digit positive performance, while South Korea posted strong double-digit growth for the 12 months.
For the period under review, the Fund’s performance versus the Index was driven primarily by stock selection, especially among companies domiciled in Thailand, China and Taiwan. Favorable selection among Australian equities, which are not included in the Index, also helped drive the Fund’s excess performance. Security selection within the economic sectors included in the Index contributed as well, particularly in financials, industrials and consumer discretionary.
Relative performance was held back by a significant underweightng in the robust South Korean equity market, as well as by inopportune stock selection in Malaysia and India. From a sector perspective, security selection in health care was by far the biggest detractor, although stock selection in the consumer staples sector was weak as well.
Management remains cautiously optimistic about the prospects for Asian small-cap stocks. On the upside, management believes Asian small-caps are generally under-owned and under-researched—perhaps more so in the wake of recent market volatility—which suggests there may be attractive entry valuations and, hence, greater potential for the mispricing of securities relative to their long-term growth prospects. A number of concerns cloud the outlook, however, among them, slowing growth in the U.S. economy, ongoing debt issues in Europe, rising commodity prices and over-enthusiastic macroeconomic controls, especially in China and India.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www. eatonvance. com.

2

Eaton Vance
Asian Small Companies Fund
August 31, 2011
Performance2

	Class A	Class B
Symbol	EVASX	EBASX
Inception Date	3/1/99	10/8/99

% Average Annual Total Returns at NAV
One Year	5.54	4.77
Five Years	-2.02	-2.59
Ten Years	11.68	11.06
% SEC Average Annual Total Returns with maximum sales charge

One Year	-0.52	-0.23
Five Years	-3.17	-2.85
Ten Years	11.02	11.06

% Maximum Sales Charge	Class A	Class B

	5.75	5.00

% Total Annual Operating Expense Ratios[3]	Class A	Class B

Gross	2.24	2.94
Net	2.04	2.74

% Comparative Performance[1]	One Year	Five Years	Ten Years

MSCI All Country Asia ex Japan Small Cap Index*	5.12	10.61	14.87
Lipper Pacific Region Funds Average*	11.00	1.92	8.26

*	Source: MSCI; Lipper.
Performance of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	8/31/01	$28,577	N.A.

See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Asian Small Companies Fund
August 31, 2011
Fund Profile4
Regional Allocation (% of net assets)5
Sector Allocation (% of net assets)5
Top 10 Holdings (% of net assets)5

Bank Bukopin Tbk PT	3.9
Youyuan International Holdings, Ltd.	3.7
AMVIG Holdings, Ltd.	3.6
Supermax Corp. Bhd	3.4
CJ O Shopping Co., Ltd.	3.3
Mudajaya Group Bhd	3.2
Allahabad Bank, Ltd.	3.2
Saracen Mineral Holdings, Ltd.	3.0
Clipan Finance Indonesia Tbk PT	2.9
OSIM International, Ltd.	2.9

Total	33.1

See Endnotes and Additional Disclosures on page 5.

4

Eaton Vance
Asian Small Companies Fund
August 31, 2011
Endnotes and Additional Disclosures

1.	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI All Country Asia ex Japan Small Cap Index is an unmanaged index representing the small-cap segment of Asia, excluding Japan. These indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. Nikkei-225 Stock Average is an unmanaged, price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. Bombay Stock Exchange 100 Index is an unmanaged index of 100 common stocks traded in the India market. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. It is not possible to invest directly in an index or Lipper classification. Lipper Average reflects the average annual total return of funds in the same Lipper classification as the Fund.

2.	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. SEC Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Prior to January 1, 2011, Class A shares were subject to a 1% redemption fee on redemptions or exchanges within 90 days of settlement of purchase.

3.	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/28/13. Without this expense reimbursement, performance would have been lower.

4.	Fund primarily invests in an affiliated investment company (“Portfolio”) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

5.	Excludes cash and cash equivalents.
Fund profile subject to change due to active management.
Important Notice to Shareholders At a special meeting of shareholders of the Fund held on March 23, 2011, the shareholders of the Fund approved a new investment advisory agreement between Asian Small Companies Portfolio and Boston Management and Research (BMR), an affiliate of Eaton Vance. Shareholders also approved a new investment sub-advisory agreement between BMR and Lloyd George Management (Hong Kong) Limited (LGM-HK), pursuant to which LGM-HK serves as investment sub-adviser to the Portfolio. The new agreements became effective on April 28, 2011.

5

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2011 – August 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(3/1/11)	(8/31/11)	(3/1/11 – 8/31/11)		Ratio

Actual
Class A	$1,000.00	$970.80	$10.08	**	2.03%
Class B	$1,000.00	$967.30	$13.54	**	2.73%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.00	$10.31	**	2.03%
Class B	$1,000.00	$1,011.40	$13.84	**	2.73%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent a reduction and waiver of expenses by affiliates, the expenses would be higher.

6

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Statement of Assets and Liabilities

Assets	August 31, 2011

Investment in Asian Small Companies Portfolio, at value (identified cost, $41,742,224)	$38,361,781
Receivable for Fund shares sold	8,670
Receivable from affiliates	9,564

Total assets	$38,380,015

Liabilities

Payable for Fund shares redeemed	$152,152
Payable to affiliates:
Administration fee	5,069
Distribution and service fees	15,915
Accrued expenses	48,415

Total liabilities	$221,551

Net Assets	$38,158,464

Sources of Net Assets

Paid-in capital	$46,558,402
Accumulated net realized loss from Portfolio	(5,371,566)
Accumulated undistributed net investment income	352,071
Net unrealized depreciation from Portfolio	(3,380,443)

Total	$38,158,464

Class A Shares

Net Assets	$28,909,704
Shares Outstanding	1,847,223
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.65
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.60

Class B Shares

Net Assets	$9,248,760
Shares Outstanding	601,017
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.39

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Statement of Operations

Year Ended
Investment Income	August 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $125,108)	$1,176,693
Interest allocated from Portfolio	133
Expenses allocated from Portfolio	(622,829)

Total investment income from Portfolio	$553,997

Expenses

Management fee	$85,281
Administration fee	22,598
Distribution and service fees
Class A	111,041
Class B	121,638
Trustees’ fees and expenses	500
Custodian fee	18,156
Transfer and dividend disbursing agent fees	96,234
Legal and accounting services	20,502
Printing and postage	29,315
Registration fees	29,706
Miscellaneous	9,488

Total expenses	$544,459

Deduct —
Reduction and waiver of expenses by affiliates	$114,168

Total expense reductions	$114,168

Net expenses	$430,291

Net investment income	$123,706

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (including net refundable foreign capital gains taxes of $15,831)	$9,605,983
Foreign currency transactions	(25,642)

Net realized gain	$9,580,341

Change in unrealized appreciation (depreciation) —
Investments (net of decrease in accrued foreign capital gains taxes of $135,705)	$(6,043,464)
Foreign currency	(1,010)

Net change in unrealized appreciation (depreciation)	$(6,044,474)

Net realized and unrealized gain	$3,535,867

Net increase in net assets from operations	$3,659,573

See Notes to Financial Statements.
8

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Statements of Changes in Net Assets

	Year Ended August 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$123,706	$19,133
Net realized gain from investment and foreign currency transactions	9,580,341	11,243,162
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(6,044,474)	(3,380,002)

Net increase in net assets from operations	$3,659,573	$7,882,293

Distributions to shareholders —
From net investment income
Class A	$(1,619,297)	$(1,556,405)
Class B	(458,938)	(419,563)

Total distributions to shareholders	$(2,078,235)	$(1,975,968)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,497,919	$7,597,537
Class B	1,187,179	1,558,116
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,285,396	1,273,681
Class B	324,659	298,682
Cost of shares redeemed
Class A	(17,307,928)	(17,055,179)
Class B	(4,485,932)	(4,092,962)
Net asset value of shares exchanged
Class A	250,894	318,737
Class B	(250,894)	(318,737)
Redemption fees	1,015	2,693

Net decrease in net assets from Fund share transactions	$(12,497,692)	$(10,417,432)

Net decrease in net assets	$(10,916,354)	$(4,511,107)

Net Assets

At beginning of year	$49,074,818	$53,585,925

At end of year	$38,158,464	$49,074,818

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$352,071	$(692,124)

See Notes to Financial Statements.
9

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Financial Highlights

	Class A

	Year Ended August 31,

	2011		2010		2009		2008	2007

Net asset value — Beginning of year	$15.450		$13.840		$17.670		$36.150	$26.440

Income (Loss) From Operations

Net investment income(1)	$0.073		$0.026		$0.115		$0.468	$0.182
Net realized and unrealized gain (loss)	0.857		2.124		(1.900)		(14.502)	9.814

Total income (loss) from operations	$0.930		$2.150		$(1.785)		$(14.034)	$9.996

Less Distributions

From net investment income	$(0.730)		$(0.541)		$—		$(0.262)	$(0.095)
From net realized gain	—		—		(2.045)		(4.187)	(0.197)

Total distributions	$(0.730)		$(0.541)		$(2.045)		$(4.449)	$(0.292)

Redemption fees(1)	$0.000	(2)	$0.001		$0.000	(2)	$0.003	$0.006

Net asset value — End of year	$15.650		$15.450		$13.840		$17.670	$36.150

Total Return(3)	5.54%		15.49%		(3.82)%		(44.18)%	37.99%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$28,910		$37,002		$40,429		$61,395	$232,415
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.97	%(6)	2.20	%(6)	2.66	%(6)	2.10%	1.99%
Net investment income	0.42%		0.17%		1.02%		1.58%	0.54%
Portfolio Turnover of the Portfolio	129%		105%		136%		38%	37%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.20%, 0.11% and 0.10% of average daily net assets for the years ended August 31, 2011, 2010 and 2009, respectively). Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
10

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Financial Highlights — continued

	Class B

	Year Ended August 31,

	2011		2010		2009		2008	2007

Net asset value — Beginning of year	$15.210		$13.650		$17.550		$35.930	$26.340

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.046)		$(0.059)		$0.057		$0.328	$(0.000	)(2)
Net realized and unrealized gain (loss)	0.848		2.085		(1.912)		(14.453)	9.781

Total income (loss) from operations	$0.802		$2.026		$(1.855)		$(14.125)	$9.781

Less Distributions

From net investment income	$(0.622)		$(0.467)		$—		$(0.071)	$—
From net realized gain	—		—		(2.045)		(4.187)	(0.197)

Total distributions	$(0.622)		$(0.467)		$(2.045)		$(4.258)	$(0.197)

Redemption fees(1)	$0.000	(2)	$0.001		$0.000	(2)	$0.003	$0.006

Net asset value — End of year	$15.390		$15.210		$13.650		$17.550	$35.930

Total Return(3)	4.77%		14.86%		(4.31)%		(44.50)%	37.26%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,249		$12,073		$13,157		$19,110	$48,084
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.67	%(6)	2.78	%(6)	3.20	%(6)	2.64%	2.52%
Net investment income (loss)	(0.27)%		(0.39)%		0.52%		1.14%	(0.00	)%(7)
Portfolio Turnover of the Portfolio	129%		105%		136%		38%	37%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005 or $(0.0005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.20%, 0.11% and 0.10% of average daily net assets for the years ended August 31, 2011, 2010 and 2009, respectively). Absent this subsidy, total return would be lower.
(7)	Amount is less than (0.005)%.

See Notes to Financial Statements.
11

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (44.9% at August 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,663,738 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2017 ($2,910,864) and August 31, 2018 ($1,752,874). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after August 31, 2011.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

During the year ended August 31, 2011, a capital loss carryforward of $7,083,023 was utilized to offset net realized gains by the Fund.

As of August 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

12

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Notes to Financial Statements — continued

H Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A shares are no longer subject to a redemption fee.

I Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2011 and August 31, 2010 was as follows:

	Year Ended August 31,

	2011	2010

Distributions declared from:
Ordinary income	$2,078,235	$1,975,968

During the year ended August 31, 2011, accumulated net realized loss was increased by $2,998,718, accumulated distributions in excess of net investment income was decreased by $2,998,724 and paid-in capital was decreased by $6 due to differences between book and tax accounting, primarily for investments in passive foreign investment companies (PFICs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$697,386
Capital loss carryforward	$(4,663,738)
Net unrealized depreciation	$(4,433,586)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3 Administration Fee and Other Transactions with Affiliates

Effective April 28, 2011, the administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the period from April 28, 2011 through August 31, 2011, the administration fee amounted to $22,598. Prior to April 28, 2011, EVM earned a management fee as compensation for management and administration of the business affairs of the Fund. The fee was computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and was payable monthly. For the period from September 1, 2010 through April 27, 2011, the management fee amounted to $85,281 or 0.25% (annualized) of the Fund’s average daily net assets. Effective April 28, 2011, investment adviser and sub-adviser fees are paid by the Portfolio to Boston Management and Research (BMR), a subsidiary of EVM, and to Lloyd George Investment Management (Hong Kong) Limited (LGM-HK), respectively. Prior to April 28, 2011, investment adviser and administration fees were paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Effective April 28, 2011, BMR and LGM-HK have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 2.04% and 2.74% of the Fund’s average daily net assets for Class A and Class B shares, respectively, through April 28, 2013. Thereafter, this reimbursement may be changed or terminated at any time. Pursuant to this agreement, BMR and LGM-HK were allocated $45,944 in total of the Fund’s

13

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Notes to Financial Statements — continued

operating expenses for the year ended August 31, 2011. Such reduction was shared equally by BMR and LGM-HK. Prior to April 28, 2011, Lloyd George and EVM had agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction could not be terminated without shareholder approval. In addition, Lloyd George and EVM had agreed to further reduce the Fund’s total operating expenses by an additional 0.15% annually of the Fund’s average daily net assets through December 31, 2011. Pursuant to these agreements, EVM and Lloyd George were allocated $68,224 in total of the Fund’s operating expenses for the period September 1, 2010 through April 27, 2011. Such reductions were shared equally by EVM and Lloyd George. The new administrative services agreement and fee reduction agreement, the termination of the management agreement and the termination of the previous expense reduction agreements became effective upon the consummation of the change in control and ownership of Lloyd George, at which time Lloyd George ceased to be an affiliate of EVM. Prior to April 28, 2011, Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, also reduced a portion of its fees (see Note 4). EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2011, EVM earned $4,451 in sub-transfer agent fees. The Fund was informed that EVD received $7,743 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2011. EVD also received distribution and service fees from Class A and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of BMR’s, EVM’s, LGM-HK’s, or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the administration and/or management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

The costs of preparing, printing and mailing the proxy statements and the costs of soliciting proxies in connection with the shareholder meeting held on March 23, 2011, were borne directly by Lloyd George or an affiliate.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Prior to April 28, 2011 and pursuant to the former Class A Plan, the Fund paid EVD an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which had remained outstanding for one year or less and (b) 0.20% of that portion of its average daily net assets which were attributable to Class A shares which had remained outstanding for more than one year, for providing ongoing distribution services to the Fund. Pursuant to the former Class A Plan, the Fund also made payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. EVD had contractually agreed to reduce its distribution and service fees with respect to the former Class A Plan such that the Fund’s total Class A distribution and service fees did not exceed 0.30% annually of the average daily net assets attributable to Class A shares. Pursuant to this agreement, EVD reduced its Class A distribution and service fees by $41,090 or 0.16% (annualized) of the average daily net assets for Class A shares for the period from September 1, 2010 through April 27, 2011. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2011, prior to the reduction noted above, amounted to $152,131 for Class A shares.

The Fund also has in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B. Prior to April 28, 2011, Uncovered Distribution Charges were also reduced by amounts theretofore paid or payable to EVD by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD were equivalent to 0.15% per annum of the Fund’s average daily net assets attributable to Class B shares, and were made from Lloyd George’s own resources, not Fund assets. For the year ended August 31, 2011, the Fund paid or accrued to EVD $91,228 for Class B shares, representing 0.75% of the average daily net assets of Class B shares. At August 31, 2011, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plan was approximately $125,000.

Pursuant to the Class B Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2011, amounted to $30,410 for Class B shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital

14

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Notes to Financial Statements — continued

gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B Plan. CDSCs received on Class B redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2011, the Fund was informed that EVD received approximately $6,000 and $37,000 of CDSCs paid by Class A and Class B shareholders, respectively.

6 Investment Transactions

For the year ended August 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,593,764 and $17,754,400, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2011	2010

Sales	373,207	496,400
Issued to shareholders electing to receive payments of distributions in Fund shares	73,271	81,281
Redemptions	(1,009,200)	(1,125,379)
Exchange from Class B shares	14,778	20,849

Net decrease	(547,944)	(526,849)

	Year Ended August 31,
Class B	2011	2010

Sales	68,867	102,401
Issued to shareholders electing to receive payments of distributions in Fund shares	18,735	19,270
Redemptions	(265,221)	(271,012)
Exchange to Class A shares	(15,006)	(21,140)

Net decrease	(192,625)	(170,481)

For the years ended August 31, 2011 and August 31, 2010, the Fund received $1,015 and $2,693, respectively, in redemption fees.

15

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Asian Small Companies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Asian Small Companies Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 18, 2011

16

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $442,498, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $105,996 and recognized foreign source income of $1,301,801.

17

Asian Small Companies Portfolio

August 31, 2011

Portfolio of Investments

Common Stocks — 94.3%

Security	Shares	Value

Australia — 4.2%

Metals & Mining — 4.2%

Kingsgate Consolidated, Ltd.	106,430	$1,040,235
Saracen Mineral Holdings, Ltd.(1)	3,272,195	2,540,417

		$3,580,652

Total Australia
(identified cost $3,087,563)		$3,580,652

China — 15.1%

Containers & Packaging — 3.6%

AMVIG Holdings, Ltd.	4,550,000	$3,103,989

		$3,103,989

Electronic Equipment, Instruments & Components — 1.8%

China High Precision Automation Group, Ltd.	2,782,000	$1,489,313

		$1,489,313

Food Products — 3.8%

China Minzhong Food Corp., Ltd.(1)	1,617,000	$1,650,339
Uni-President China Holdings, Ltd.	2,764,000	1,571,744

		$3,222,083

Household Products — 5.9%

Vinda International Holdings, Ltd.	1,631,000	$1,916,644
Youyuan International Holdings, Ltd.(1)	9,742,000	3,128,242

		$5,044,886

Total China
(identified cost $12,723,189)		$12,860,271

Hong Kong — 5.4%

Consumer Finance — 1.0%

Public Financial Holdings, Ltd.	1,852,000	$881,655

		$881,655

Diversified Financial Services — 1.7%

First Pacific Co., Ltd.	1,500,000	$1,436,408

		$1,436,408

Food Products — 2.7%

Biostime International Holdings, Ltd.	1,131,000	$2,333,158

		$2,333,158

Total Hong Kong
(identified cost $4,290,954)		$4,651,221

India — 9.0%

Commercial Banks — 3.2%

Allahabad Bank, Ltd.	692,284	$2,720,846

		$2,720,846

Diversified Consumer Services — 1.9%

Everonn Education, Ltd.	166,161	$1,592,133

		$1,592,133

Household Products — 1.6%

Jyothy Laboratories, Ltd.(1)	361,312	$1,349,583

		$1,349,583

Personal Products — 0.7%

Godrej Consumer Products, Ltd.	68,080	$633,800

		$633,800

Pharmaceuticals — 1.6%

Aurobindo Pharma, Ltd.	512,370	$1,412,345

		$1,412,345

Total India
(identified cost $10,076,517)		$7,708,707

Indonesia — 7.8%

Commercial Banks — 3.9%

Bank Bukopin Tbk PT	39,957,500	$3,329,551

		$3,329,551

Consumer Finance — 2.9%

Clipan Finance Indonesia Tbk PT	36,414,000	$2,516,088

		$2,516,088

See Notes to Financial Statements.
18

Asian Small Companies Portfolio

August 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 1.0%

Consciencefood Holding, Ltd.	4,508,000	$822,093

		$822,093

Total Indonesia
(identified cost $5,673,653)		$6,667,732

Malaysia — 15.1%

Automobiles — 2.3%

DRB-HICOM Bhd	2,929,300	$2,001,555

		$2,001,555

Construction & Engineering — 3.2%

Mudajaya Group Bhd	3,100,966	$2,770,323

		$2,770,323

Food Products — 1.4%

Oldtown Bhd(1)	3,065,700	$1,181,882

		$1,181,882

Health Care Equipment & Supplies — 3.4%

Supermax Corp. Bhd	3,026,500	$2,871,177

		$2,871,177

Multiline Retail — 2.3%

Aeon Co. (M) Bhd	809,000	$1,990,614

		$1,990,614

Real Estate Management & Development — 1.1%

Selangor Properties Bhd	844,300	$941,982

		$941,982

Specialty Retail — 1.4%

Padini Holdings Bhd	3,738,500	$1,154,425

		$1,154,425

Total Malaysia
(identified cost $14,959,779)		$12,911,958

Singapore — 11.1%

Air Freight & Logistics — 0.8%

Singapore Post, Ltd.	778,000	$684,761

		$684,761

Construction & Engineering — 2.8%

PEC, Ltd.	3,411,000	$2,415,021

		$2,415,021

Energy Equipment & Services — 1.1%

Ezion Holdings, Ltd.	1,851,000	$908,201

		$908,201

Food Products — 1.1%

Super Group, Ltd.	721,000	$929,477

		$929,477

Real Estate Investment Trusts (REITs) — 2.5%

CDL Hospitality Trusts	1,407,000	$2,121,510

		$2,121,510

Specialty Retail — 2.8%

OSIM International, Ltd.	2,486,000	$2,436,400

		$2,436,400

Total Singapore
(identified cost $9,115,270)		$9,495,370

South Korea — 10.5%

Beverages — 2.6%

JINRO Co., Ltd.	70,980	$2,182,622

		$2,182,622

Commercial Banks — 1.5%

BS Financial Group, Inc.(1)	100,800	$1,262,140

		$1,262,140

Commercial Services & Supplies — 2.0%

KEPCO Plant Service & Engineering Co., Ltd.	48,040	$1,741,256

		$1,741,256

See Notes to Financial Statements.
19

Asian Small Companies Portfolio

August 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Internet & Catalog Retail — 3.3%

CJ O Shopping Co., Ltd.	10,771	$2,821,223

		$2,821,223

Semiconductors & Semiconductor Equipment — 1.1%

Samsung Electronics Co., Ltd.	1,330	$933,984

		$933,984

Total South Korea
(identified cost $8,084,135)		$8,941,225

Taiwan — 10.9%

Computers & Peripherals — 2.8%

Pegatron Corp.(1)	2,485,000	$2,423,074

		$2,423,074

Health Care Equipment & Supplies — 3.1%

Pacific Hospital Supply Co., Ltd.	438,000	$1,569,747
St. Shine Optical Co., Ltd.	78,000	1,055,025

		$2,624,772

Leisure Equipment & Products — 1.1%

Giant Manufacturing Co., Ltd.	257,000	$963,400

		$963,400

Machinery — 0.9%

Sinmag Equipment Corp.	251,600	$735,394

		$735,394

Semiconductors & Semiconductor Equipment — 1.1%

Radiant Opto-Electronics Corp.	282,240	$936,867

		$936,867

Wireless Telecommunication Services — 1.9%

Far EasTone Telecommunications Co., Ltd.	991,000	$1,587,841

		$1,587,841

Total Taiwan
(identified cost $9,257,087)		$9,271,348

Thailand — 5.2%

Insurance — 3.5%

Bangkok Life Assurance PCL(2)	435,800	$813,935
Bangkok Life Assurance PCL NVDR	1,162,200	2,170,617

		$2,984,552

Real Estate Investment Trusts (REITs) — 1.2%

CPN Retail Growth Leasehold Property Fund	2,400,900	$1,073,476

		$1,073,476

Real Estate Management & Development — 0.5%

Ticon Industrial Connection PCL(2)	918,200	$419,796

		$419,796

Total Thailand
(identified cost $2,282,694)		$4,477,824

Total Common Stocks
(identified cost $79,550,841)		$80,566,308

Short-Term Investments 4.1%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/1/11	$3,466	$3,466,261

Total Short-Term Investments
(identified cost $3,466,261)		$3,466,261

Total Investments — 98.4%
(identified cost $83,017,102)		$84,032,569

Other Assets, Less Liabilities — 1.6%		$1,362,383

Net Assets — 100.0%		$85,394,952

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

NVDR	- Non-Voting Depositary Receipt
PCL	- Public Company Ltd.

(1)	Non-income producing security.

(2)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

See Notes to Financial Statements.
20

Asian Small Companies Portfolio

August 31, 2011

Statement of Assets and Liabilities

Assets	August 31, 2011

Investments, at value (identified cost, $83,017,102)	$84,032,569
Foreign currency, at value (identified cost, $760,361)	760,978
Dividends and interest receivable	112,247
Receivable for investments sold	1,152,300
Receivable for foreign taxes	95,457

Total assets	$86,153,551

Liabilities

Payable for investments purchased	$582,094
Payable to affiliate:
Investment adviser fee	84,185
Accrued expenses	92,320

Total liabilities	$758,599

Net Assets applicable to investors’ interest in Portfolio	$85,394,952

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$84,381,898
Net unrealized appreciation	1,013,054

Total	$85,394,952

See Notes to Financial Statements.
21

Asian Small Companies Portfolio

August 31, 2011

Statement of Operations

Year Ended
Investment Income	August 31, 2011

Dividends (net of foreign taxes, $316,479)	$3,035,619
Interest	346

Total investment income	$3,035,965

Expenses

Investment adviser fee	$1,102,214
Administration fee	224,452
Trustees’ fees and expenses	4,921
Custodian fee	204,473
Legal and accounting services	64,048
Stock dividend tax	5,295
Miscellaneous	8,269

Total expenses	$1,613,672

Deduct —
Reduction of custodian fee	$7

Total expense reductions	$7

Net expenses	$1,613,665

Net investment income	$1,422,300

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (including net refundable foreign capital gains taxes of $39,898)	$25,542,710
Foreign currency transactions	(60,774)

Net realized gain	$25,481,936

Change in unrealized appreciation (depreciation) —
Investments (net of decrease in accrued foreign capital gains taxes of $342,578)	$(15,561,213)
Foreign currency	(5,641)

Net change in unrealized appreciation (depreciation)	$(15,566,854)

Net realized and unrealized gain	$9,915,082

Net increase in net assets from operations	$11,337,382

See Notes to Financial Statements.
22

Asian Small Companies Portfolio

August 31, 2011

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$1,422,300	$1,483,453
Net realized gain from investment and foreign currency transactions	25,481,936	26,893,904
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(15,566,854)	(7,959,026)

Net increase in net assets from operations	$11,337,382	$20,418,331

Capital transactions —
Contributions	$2,684,629	$5,699,045
Withdrawals	(53,912,783)	(28,324,405)

Net decrease in net assets from capital transactions	$(51,228,154)	$(22,625,360)

Net decrease in net assets	$(39,890,772)	$(2,207,029)

Net Assets

At beginning of year	$125,285,724	$127,492,753

At end of year	$85,394,952	$125,285,724

See Notes to Financial Statements.
23

Asian Small Companies Portfolio

August 31, 2011

Supplementary Data

	Year Ended August 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.26%	1.29%	1.40%	1.22%	1.14%
Net investment income	1.11%	1.10%	2.24%	2.39%	1.42%
Portfolio Turnover	129%	105%	136%	38%	37%

Total Return	6.28%	16.53%	(2.59)%	(43.66)%	39.14%

Net assets, end of year (000’s omitted)	$85,395	$125,286	$127,493	$157,292	$693,827

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
24

Asian Small Companies Portfolio

August 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2011, Eaton Vance Asian Small Companies Fund held a 44.9% interest in the Portfolio. In addition, an unregistered fund advised by the sub-adviser to the Portfolio held a 55.1% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of August 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

25

Asian Small Companies Portfolio

August 31, 2011

Notes to Financial Statements — continued

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

Effective April 28, 2011, the investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.10% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. Pursuant to a sub-advisory agreement effective April 28, 2011, BMR pays Lloyd George Management (Hong Kong) Limited (LGM-HK), a portion of its adviser fee for sub-advisory services provided to the Portfolio. Prior to April 28, 2011, the investment adviser fee was earned by Lloyd George Management (Bermuda) Limited (Lloyd George) as compensation for management and investment advisory services rendered to the Portfolio. The fee was computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and was paid monthly. For the year ended August 31, 2011, the investment adviser fee amounted to $1,102,214 or 0.86% of the Portfolio’s average daily net assets. Prior to April 28, 2011, an administration fee was earned by EVM for administering the business affairs of the Portfolio and was computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. For the period from September 1, 2010 through April 27, 2011, the administration fee was equivalent to 0.25% (annualized) of the Portfolio’s average daily net assets and amounted to $224,452. The new advisory and sub-advisory agreements and termination of the administration agreement became effective upon the consummation of the change in control and ownership of Lloyd George, at which time Lloyd George ceased to be an affiliate of EVM.

Except for Trustees of the Portfolio who are not members of EVM’s, BMR’s, LGM-HK’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $155,484,483 and $190,860,048, respectively, for the year ended August 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$84,014,564

Gross unrealized appreciation	$7,023,085
Gross unrealized depreciation	(7,005,080)

Net unrealized appreciation	$18,005

26

Asian Small Companies Portfolio

August 31, 2011

Notes to Financial Statements — continued

The net unrealized depreciation on foreign currency transactions at August 31, 2011 on a federal income tax basis was $2,413.

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($600 million effective September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% (0.08% effective September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2011.

6 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Asian Small Companies Portfolio

August 31, 2011

Notes to Financial Statements — continued

At August 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Australia	$—	$3,580,652		$—	$3,580,652
China	—	12,860,271		—	12,860,271
Hong Kong	—	4,651,221		—	4,651,221
India	—	7,708,707		—	7,708,707
Indonesia	—	6,667,732		—	6,667,732
Malaysia	1,181,882	11,730,076		—	12,911,958
Singapore	—	9,495,370		—	9,495,370
South Korea	—	8,941,225		—	8,941,225
Taiwan	—	9,271,348		—	9,271,348
Thailand	2,307,207	2,170,617		—	4,477,824

Total Common Stocks	$3,489,089	$77,077,219	*	$—	$80,566,308

Short-Term Investments	$—	$3,466,261		$—	$3,466,261

Total Investments	$3,489,089	$80,543,480		$—	$84,032,569

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investment
in Common
Stocks

Balance as of August 31, 2010	$0
Realized gains (losses)	(3,564,461)
Change in net unrealized appreciation (depreciation)*	3,564,461
Cost of purchases	—
Proceeds from sales	—
Transfers to Level 3	—
Transfers from Level 3	—

Balance as of August 31, 2011	$—

*	Amount is included in the related amount on investments in the Statement of Operations.

At August 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

28

Asian Small Companies Portfolio

August 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Asian Small Companies Portfolio:

We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 18, 2011

29

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval. The 1940 Act also provides that a fund’s investment advisory agreement will terminate automatically upon its “assignment,” which generally includes any direct or indirect transfer of the investment advisory agreement or of a controlling block of the adviser’s outstanding voting securities.

The shareholders of Lloyd George Management (B.V.I.) Limited (“LGM Parent”), the parent company of Lloyd George Investment Management (Bermuda) Limited (“LGM-Bermuda”, and together with LGM-HK (as defined below) and its other affiliates “LGM”), have negotiated the terms of an agreement pursuant to which Bank of Montreal or a wholly-owned subsidiary of Bank of Montreal (collectively, “BMO”) will purchase 100% of LGM Parent’s outstanding shares (the “Transaction”). LGM-Bermuda or an affiliate (“LGM”) is the investment adviser to the Asian Small Companies Portfolio (the “Portfolio”) pursuant to an investment advisory agreement with the Portfolio (the “Current LGM Agreement”). Eaton Vance Asian Small Companies Fund (the “Fund”), a series of Eaton Vance Growth Trust, invests substantially all of its assets in the Portfolio. Eaton Vance Management (“EVM”) currently serves as administrator to the Portfolio pursuant to an administration agreement (the “Portfolio Administration Agreement”) and manager of the Fund pursuant to a management agreement (together with the Portfolio Administration Agreement, the “Current EVM Agreements”). The Current LGM Agreement and the Current EVM Agreements are sometimes referred to herein as the “Current Agreements.” Upon consummation of the Transaction, the Current LGM Agreement will terminate automatically in accordance with the requirements of the 1940 Act. In connection with the termination of the Current LGM Agreement upon consummation of the Transaction, and consistent with the recommendation of the Board of the Fund and Portfolio, EVM and LGM have proposed to restructure the contractual relationships with the Portfolio and the Fund such that Boston Management and Research (“BMR”), an affiliate of EVM, would serve as the investment adviser of the Portfolio, Lloyd George Management (Hong Kong) Limited (the “LGM-HK”) would serve as sub-adviser to the Portfolio, and EVM would serve as administrator to the Fund.

After review of the proposed Transaction and restructuring of the Portfolio’s relationship with EVM and LGM, the Board, including a majority of the Independent Trustees, voted at an in-person meeting held on December 13, 2010 to approve the investment advisory agreement (the “Proposed BMR Agreement”) between the Portfolio and BMR, the sub-advisory agreement (the “Proposed LGM Agreement” and together with the Proposed BMR Agreement, the “New Agreements”) between BMR and LGM-HK, and the administrative services agreement between the Fund and EVM.

In connection with its review of the Transaction, the Board requested and received information detailing the terms of the Transaction, the financial and organizational impact of the Transaction on LGM and its personnel, the terms of the New Agreements (including the similarities and differences between the Current Agreements and the New Agreements), the nature of the policies and processes that will be in place following the Transaction, the anticipated role of Bank of Montreal as LGM’s parent company, and the financial impact of the Transaction on Eaton Vance Corp. (“EVC”), the parent company of BMR and EVM, as a seller of its equity interest in LGM Parent. The Board also received assurances that the nature, extent and quality of the interrelated services to be provided by LGM, BMR and EVM under the New Agreements will be substantially the same as the services currently provided by LGM and EVM under the Current Agreements and that following the Transaction LGM will continue to operate its business in substantially the same manner as it does currently. In connection with its review, the Board met in person with senior management of LGM, BMR, EVM and Bank of Montreal to discuss the Transaction and the terms of the New Agreements.

In addition to considering information provided by management in connection with the Board’s review of the Transaction, the Board considered information and materials previously provided in connection with its review and approval of the Current Agreements. The information considered by the Board included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by BMR and its affiliates and by LGM for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by LGM and BMR as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through client commission arrangements and the Fund’s policies with respect to “soft dollar” arrangements;
•	The procedures and processes to be used to determine the fair value of the Fund’s assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about BMR and LGM

•	Reports detailing the financial results and condition of BMR and LGM;

30

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Board of Trustees’ Contract Approval — continued

•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of BMR and its affiliates and LGM, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of BMR’s and LGM’s policies and procedures relating to proxy voting and, with respect to BMR, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by BMR and its affiliates and LGM on behalf of the Eaton Vance Funds (including descriptions of various compliance programs), and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of BMR and its affiliates and LGM;
•	A description of BMR’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by BMR and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by BMR (which is also the administrator) and LGM; and
•	The terms of the Current Agreements and the New Agreements.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Agreements, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services to be provided to the Fund and Portfolio by BMR and LGM.

The Board considered BMR’s and LGM’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio. The Board also considered the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio and, with respect to BMR, whose responsibilities may include supervising LGM and coordinating activities in implementing the Fund’s investment strategies. In the course of its review, the Board received assurances that the nature, extent and quality of the package of inter-related services to be provided by LGM, BMR and EVM under the New Agreements will be substantially the same as the services currently provided by LGM and EVM under the Current Agreements. The Board also took into account the resources dedicated to portfolio management and other services by each of BMR and LGM, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to Fund matters by senior management.

The Board reviewed the compliance programs of BMR, LGM and certain respective affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates and LGM to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board also considered the benefit to the overall governance of the Fund of having BMR, an affiliate of EVM, serve as the Fund’s investment adviser, consistent with the overall structure of the Eaton Vance family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the package of inter-related services to be provided by BMR and LGM and their affiliates under the New Agreements, taken as a whole, is appropriate and consistent with the services provided under the Current Agreements and with the terms of the New Agreements.

31

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Board of Trustees’ Contract Approval — continued

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. In addition, the Board reviewed updated comparative performance data for the Fund for relevant periods through October 31, 2010. On the basis of the foregoing and other relevant information provided in response to inquiries from the Board’s Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rate, including the administrative fee rate, to be payable by the Fund (referred to collectively as “management fees”). The Board noted that the total management fees payable by the Fund and the Portfolio would remain substantially the same under the New Agreements. The Board also took into consideration the agreement by BMR to enter into expense reimbursement and/or fee waiver arrangements to establish a maximum total expense ratio for the Fund applicable during the two year period following the effectiveness of the New Agreements.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by BMR and LGM, the Board concluded with respect to the Fund that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and the Portfolio. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Fund and other investment advisory clients. In particular, the Board noted representations from LGM and EVM that the fees payable to BMR and LGM under the New Agreements will not significantly affect their respective profitability with respect to the Fund and the Portfolio. The Board further concluded that, in light of LGM’s role as a sub-adviser not affiliated with BMR under the New Agreements, LGM’s profitability in managing the Portfolio is not a material factor.

In considering the terms of the Transaction the Board considered the equity ownership interest in LGM Parent currently held by EVC, and that EVC will participate with LGM Parent’s other equity owners as a seller in the Transaction. The Board further considered that such equity owners may receive additional compensation paid through earn-out arrangements in periods following the consummation of the Transaction. In this regard, the Board noted representations received from management that the amount of additional compensation through earn-out payments that EVC might receive is not material to EVC’s financial condition.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by BMR and its affiliates under the New Agreements are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and LGM, on the one hand, and the Fund and Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and BMR’s and LGM’s profitability may expect to be affected by such increases or decreases. The Board concluded that the structure of the advisory fee and the sub-advisory fee, which include breakpoints at several asset levels, can be expected to cause BMR and its affiliates, LGM, and the Fund to share such benefits equitably.

32

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Robert Lloyd George is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited and “LGM-HK” refers to Lloyd George Management (Hong Kong) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor; formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (2006-2009) (open-end registered investment company); Partner, Coopers and Lybrand L.L.P. (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

33

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Hon. Robert Lloyd George(2) 1952	President of the Portfolio	Since 1996	Chairman of LGM, Lloyd George and LGM-HK. Formerly, Chairman and Chief Executive Officer of LGM and Lloyd George.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

34

Eaton Vance
Asian Small Companies Fund

August 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	The business address for Mr. Lloyd George is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance
Asian Small Companies Fund

August 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Asian Small Companies Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Asian Small Companies Portfolio
Lloyd George Management (Hong Kong) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Administrator of Eaton Vance Asian Small Companies Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

405-10/11	ASSRC

Eaton Vance Greater China Growth Fund Annual Report August 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2011
Eaton Vance
Greater China Growth Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	18 and 31
Federal Tax Information	19
Board of Trustees’ Contract Approval	32
Management and Organization	35
Important Notices	38

Eaton Vance
Greater China Growth Fund
August 31, 2011
Management’s Discussion of Fund Performance
Portfolio Manager Pamela Chan
Economic and Market Conditions

Global equity markets were especially volatile during the 12 months ending August 31, 2011. Encouraged early in the period by what appeared to be a quickening pace of economic recovery, investors drove global equity prices to solid gains. But that momentum began to sputter during the late spring and summer of 2011, backsliding on ongoing news of the sovereign debt crisis in Europe, rising fiscal and political uncertainty in Washington, D.C., and growing fears of slower global economic growth. The overall slowdown prompted the financial markets to shift gears—from “risk-on” to “risk-off”—by the close of the 12-month period, with risk-associated assets such as stocks, corporate bonds and commodities selling off sharply in the second half in favor of safer havens.
On the whole, however, global equities fared well for the 12-month period. The developed markets, as represented by the MSCI World Index, rose 14.46%. Despite persistent worries about sovereign debt in the euro zone, the FTSE Eurotop 100 Index advanced 9.51% for the period, and the broader-based MSCI Europe, Australasia, Far East (MSCI EAFE) Index was up 10.01%. In Japan, the Nikkei-225 Stock Average gained 11.44%.1
Emerging markets proved to be somewhat weaker than their developed-market counterparts during the period, with the MSCI Emerging Markets Index rising 9.07%.1
Surprisingly, two of the developing world’s most-dynamic economies—China and India—were underperformers for the year. In the greater China region, the MSCI Golden Dragon Index was up only 6.94%, restrained—particularly in the second half of the period—by concerns about inflation and the risks of overtightened monetary policy. In India, similar concerns drove the Bombay Stock Exchange 100 Index to lose ground for the year, returning -6.15%.1
Management Discussion
The Fund underperformed its benchmark, the MSCI Golden Dragon Index (the Index1), for the fiscal year ending August 31, 2011.
Asian equity markets were in no way immune from the multiple concerns that drove global markets to surrender much of what they gained early in the 12-month period. Mainland Chinese stocks—which constitute the largest component of the Index—were essentially flat during the period, while equities in Taiwan and Hong Kong, the remaining Index components, both recorded low double-digit gains.
For the period under review, the Fund’s overall underperformance versus the Index was driven mostly by country and sector allocation. Underexposure to the more-robust performance of stocks in Taiwan and Hong Kong detracted from the Fund’s relative results. Similarly, its overexposure to the weaker Chinese equity universe also held back relative performance. In terms of sector allocation, an overweight in consumer staples detracted, as did an underweight in information technology. Security selection in the materials, telecommunication services and financials sectors also hurt.
Relative performance was aided by stock selection within the mainland Chinese equity market. From a sector perspective, security selection in consumer discretionary and health care contributed to the Fund’s results relative to the Index.
Management remains cautiously optimistic about the prospects for stocks in the greater China region. Mainland China benefits from urbanization, an industrial upgrade and domestic consumers’ rising spending power. Hong Kong’s export-related economy stands to gain from strong mainland spending, while Taiwan remains well-positioned over the long term based on robust consumer consumption and resilient export growth. A number of concerns cloud the outlook, however, among them, slowing growth in the U.S. economy, ongoing debt issues in Europe and the prospect of rising inflation.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www. eatonvance. com.

2

Eaton Vance
Greater China Growth Fund
August 31, 2011
Performance2

	Class A	Class B	Class C	Class I
Symbol	EVCGX	EMCGX	ECCGX	EICGX
Inception Date	10/28/92	6/7/93	12/28/93	10/1/09

% Average Annual Total Returns at NAV
One Year	2.76	1.98	1.98	3.07
Five Years	9.31	8.71	8.70	N.A.
Ten Years	12.66	12.03	11.99	N.A.
Since Inception	6.32	4.96	2.77	3.29

% SEC Average Annual Total Returns with maximum sales charge
One Year	-3.17	-2.53	1.08	3.07
Five Years	8.02	8.42	8.70	N.A.
Ten Years	11.99	12.03	11.99	N.A.
Since Inception	5.99	4.96	2.77	3.29

% Maximum Sales Charge	Class A	Class B	Class C	Class I

	5.75	5.00	1.00	None

% Total Annual Operating Expense Ratios[3]	Class A	Class B	Class C	Class I

Gross	2.10	2.80	2.80	1.80
Net	1.95	2.65	2.65	1.65

% Comparative Performance[1]	One Year	Five Years	Ten Years

MSCI Golden Dragon Index*	6.94	8.13	10.54

*	Source: MSCI.
Performance of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	8/31/01	$31,162	N.A.
Class C	8/31/01	$31,058	N.A.
Class I	10/1/09	$10,641	N.A.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Greater China Growth Fund
August 31, 2011
Fund Profile4
Regional Allocation (% of net assets)5
Sector Allocation (% of net assets)5
Top 10 Holdings (% of net assets)5

Taiwan Semiconductor Manufacturing Co., Ltd.	4.6
China Mobile, Ltd.	3.7
Industrial & Commercial Bank of China, Ltd., Class H	3.4
CNOOC, Ltd.	2.9
China Construction Bank Corp., Class H	2.6
Tencent Holdings, Ltd.	2.5
Chinatrust Financial Holding Co., Ltd.	2.2
AIA Group, Ltd.	2.2
Baidu, Inc. ADR	2.2
Far Eastern Department Stores, Ltd.	2.0

Total	28.3

See Endnotes and Additional Disclosures on page 5.

4

Eaton Vance
Greater China Growth Fund
August 31, 2011
Endnotes and Additional Disclosures
1.	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. These indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. Nikkei-225 Stock Average is an unmanaged, price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. Bombay Stock Exchange 100 Index is an unmanaged index of 100 common stocks traded in the India market. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. It is not possible to invest directly in an index.

2.	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. SEC Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Prior to January 1, 2011, Class A and I shares were subject to a 1% redemption fee on redemptions or exchanges within 90 days of settlement of purchase.

3.	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/28/13. Without this expense reimbursement, performance would have been lower.

4.	Fund primarily invests in an affiliated investment company (“Portfolio”) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

5.	Excludes cash and cash equivalents.
Fund profile subject to change due to active management.
Important Notice to Shareholders
At a special meeting of shareholders of the Fund held on April 6, 2011, the shareholders of the Fund approved a new investment advisory agreement between Greater China Growth Portfolio and Boston Management and Research (BMR), an affiliate of Eaton Vance. Shareholders also approved a new investment sub-advisory agreement between BMR and Lloyd George Management (Hong Kong) Limited (LGM-HK), pursuant to which LGM-HK serves as investment sub-adviser to the Portfolio. The new agreements became effective on April 28, 2011.

5

Eaton Vance
Greater China Growth Fund

August 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2011 – August 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(3/1/11)	(8/31/11)	(3/1/11 – 8/31/11)		Ratio

Actual
Class A	$1,000.00	$929.40	$9.29	**	1.91%
Class B	$1,000.00	$926.60	$12.67	**	2.61%
Class C	$1,000.00	$926.40	$12.67	**	2.61%
Class I	$1,000.00	$931.40	$7.89	**	1.62%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.60	$9.70	**	1.91%
Class B	$1,000.00	$1,012.00	$13.24	**	2.61%
Class C	$1,000.00	$1,012.00	$13.24	**	2.61%
Class I	$1,000.00	$1,017.00	$8.24	**	1.62%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent a reduction and waiver of expenses by affiliates, the expenses would be higher.

6

Eaton Vance
Greater China Growth Fund

August 31, 2011

Statement of Assets and Liabilities

Assets	August 31, 2011

Investment in Greater China Growth Portfolio, at value (identified cost, $183,529,606)	$189,710,307
Receivable for Fund shares sold	259,689
Receivable from affiliates	1,487

Total assets	$189,971,483

Liabilities

Payable for Fund shares redeemed	$395,373
Payable to affiliates:
Administration fee	23,886
Distribution and service fees	79,131
Accrued expenses	139,800

Total liabilities	$638,190

Net Assets	$189,333,293

Sources of Net Assets

Paid-in capital	$177,174,469
Accumulated net realized gain from Portfolio	4,207,398
Accumulated undistributed net investment income	1,770,725
Net unrealized appreciation from Portfolio	6,180,701

Total	$189,333,293

Class A Shares

Net Assets	$123,107,835
Shares Outstanding	6,405,074
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.22
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$20.39

Class B Shares

Net Assets	$21,608,829
Shares Outstanding	1,156,348
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.69

Class C Shares

Net Assets	$35,330,796
Shares Outstanding	1,895,479
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.64

Class I Shares

Net Assets	$9,285,833
Shares Outstanding	481,496
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.29

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Greater China Growth Fund

August 31, 2011

Statement of Operations

Year Ended
Investment Income	August 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $482,469)	$5,769,106
Interest allocated from Portfolio	177
Expenses allocated from Portfolio	(2,780,688)

Total investment income from Portfolio	$2,988,595

Expenses

Management fee	$403,742
Administration fee	109,056
Distribution and service fees
Class A	460,691
Class B	278,203
Class C	435,988
Trustees’ fees and expenses	500
Custodian fee	33,414
Transfer and dividend disbursing agent fees	428,720
Legal and accounting services	27,936
Printing and postage	70,498
Registration fees	50,562
Miscellaneous	14,228

Total expenses	$2,313,538

Deduct —
Reduction and waiver of expenses by affiliates	$294,216

Total expense reductions	$294,216

Net expenses	$2,019,322

Net investment income	$969,273

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$24,677,800
Foreign currency transactions	275,965

Net realized gain	$24,953,765

Change in unrealized appreciation (depreciation) —
Investments	$(16,561,670)
Foreign currency	4,141

Net change in unrealized appreciation (depreciation)	$(16,557,529)

Net realized and unrealized gain	$8,396,236

Net increase in net assets from operations	$9,365,509

See Notes to Financial Statements.
8

Eaton Vance
Greater China Growth Fund

August 31, 2011

Statements of Changes in Net Assets

	Year Ended August 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income (loss)	$969,273	$(593,962)
Net realized gain from investment and foreign currency transactions	24,953,765	24,685,190
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(16,557,529)	1,065,259

Net increase in net assets from operations	$9,365,509	$25,156,487

Distributions to shareholders —
From net investment income
Class A	$—	$(776,608)
Class B	—	(25,079)
Class C	—	(40,089)
Class I	—	(53,685)
From net realized gain
Class A	(18,617,204)	(2,168,317)
Class B	(3,428,366)	(429,710)
Class C	(5,334,412)	(678,515)
Class I	(1,033,712)	(77,742)

Total distributions to shareholders	$(28,413,694)	$(4,249,745)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,572,954	$18,922,595
Class B	1,820,725	3,987,552
Class C	4,915,055	8,205,914
Class I	5,249,676	9,948,874
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	15,608,873	2,499,518
Class B	2,881,329	383,436
Class C	3,876,713	543,368
Class I	727,677	83,873
Cost of shares redeemed
Class A	(44,375,297)	(45,617,234)
Class B	(6,975,005)	(7,060,613)
Class C	(13,258,765)	(17,281,601)
Class I	(3,092,911)	(2,100,356)
Net asset value of shares exchanged
Class A	2,032,805	1,361,042
Class B	(2,032,805)	(1,361,042)
Redemption fees	1,350	9,570

Net decrease in net assets from Fund share transactions	$(20,047,626)	$(27,475,104)

Net decrease in net assets	$(39,095,811)	$(6,568,362)

Net Assets

At beginning of year	$228,429,104	$234,997,466

At end of year	$189,333,293	$228,429,104

Accumulated undistributed net investment income (loss) included in net assets

At end of year	$1,770,725	$(128,167)

See Notes to Financial Statements.
9

Eaton Vance
Greater China Growth Fund

August 31, 2011

Financial Highlights

	Class A

	Year Ended August 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$21.090		$19.280		$23.310	$32.700	$18.010

Income (Loss) From Operations

Net investment income (loss)(1)	$0.132	(2)	$(0.015)		$0.164	$(0.090)	$(0.068)
Net realized and unrealized gain (loss)	0.691		2.199		(1.265)	(7.353)	14.783

Total income (loss) from operations	$0.823		$2.184		$(1.101)	$(7.443)	$14.715

Less Distributions

From net investment income	$—		$(0.099)		$—	$—	$(0.030)
From net realized gain	(2.693)		(0.276)		(2.932)	(1.956)	—

Total distributions	$(2.693)		$(0.375)		$(2.932)	$(1.956)	$(0.030)

Redemption fees(1)	$0.000	(3)	$0.001		$0.003	$0.009	$0.005

Net asset value — End of year	$19.220		$21.090		$19.280	$23.310	$32.700

Total Return(4)	2.76%		11.19%		(0.09)%	(24.79)%	81.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$123,108		$149,279		$157,461	$187,994	$274,135
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.85	%(7)	2.17	%(7)	2.32%	2.12%	2.15%
Net investment income (loss)	0.61	%(2)	(0.07)%		0.99%	(0.29)%	(0.28)%
Portfolio Turnover of the Portfolio	78%		58%		62%	48%	62%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.064 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.31%.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.09% and 0.03% of average daily net assets for the years ended August 31, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
10

Eaton Vance
Greater China Growth Fund

August 31, 2011

Financial Highlights — continued

	Class B

	Year Ended August 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$20.700		$18.970		$23.110	$32.580	$18.010

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.023	)(2)	$(0.133)		$0.081	$(0.240)	$(0.192)
Net realized and unrealized gain (loss)	0.706		2.154		(1.292)	(7.283)	14.757

Total income (loss) from operations	$0.683		$2.021		$(1.211)	$(7.523)	$14.565

Less Distributions

From net investment income	$—		$(0.016)		$—	$—	$—
From net realized gain	(2.693)		(0.276)		(2.932)	(1.956)	—

Total distributions	$(2.693)		$(0.292)		$(2.932)	$(1.956)	$—

Redemption fees(1)	$0.000	(3)	$0.001		$0.003	$0.009	$0.005

Net asset value — End of year	$18.690		$20.700		$18.970	$23.110	$32.580

Total Return(4)	1.98%		10.63%		(0.63)%	(25.13)%	80.90%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$21,609		$28,172		$29,580	$33,850	$48,913
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.55	%(7)	2.72	%(7)	2.82%	2.62%	2.65%
Net investment income (loss)	(0.11	)%(2)	(0.64)%		0.49%	(0.78)%	(0.79)%
Portfolio Turnover of the Portfolio	78%		58%		62%	48%	62%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.061 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.39)%.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.09% and 0.03% of average daily net assets for the years ended August 31, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
11

Eaton Vance
Greater China Growth Fund

August 31, 2011

Financial Highlights — continued

	Class C

	Year Ended August 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$20.650		$18.930		$23.070	$32.520	$17.980

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.016	)(2)	$(0.135)		$0.081	$(0.245)	$(0.190)
Net realized and unrealized gain (loss)	0.699		2.147		(1.292)	(7.258)	14.725

Total income (loss) from operations	$0.683		$2.012		$(1.211)	$(7.503)	$14.535

Less Distributions

From net investment income	$—		$(0.017)		$—	$—	$—
From net realized gain	(2.693)		(0.276)		(2.932)	(1.956)	—

Total distributions	$(2.693)		$(0.293)		$(2.932)	$(1.956)	$—

Redemption fees(1)	$0.000	(3)	$0.001		$0.003	$0.009	$0.005

Net asset value — End of year	$18.640		$20.650		$18.930	$23.070	$32.520

Total Return(4)	1.98%		10.61%		(0.63)%	(25.12)%	80.87%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$35,331		$43,522		$47,957	$53,948	$79,337
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.55	%(7)	2.72	%(7)	2.82%	2.62%	2.65%
Net investment income (loss)	(0.08	)%(2)	(0.65)%		0.49%	(0.80)%	(0.78)%
Portfolio Turnover of the Portfolio	78%		58%		62%	48%	62%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.062 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.37)%.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.09% and 0.03% of average daily net assets for the years ended August 31, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
12

Eaton Vance
Greater China Growth Fund

August 31, 2011

Financial Highlights — continued

	Class I

	Year Ended		Period Ended
	August 31, 2011		August 31, 2010(1)

Net asset value — Beginning of period	$21.090		$20.860

Income (Loss) From Operations

Net investment income(2)	$0.237	(3)	$0.139
Net realized and unrealized gain	0.656		0.557

Total income from operations	$0.893		$0.696

Less Distributions

From net investment income	$—		$(0.191)
From net realized gain	(2.693)		(0.276)

Total distributions	$(2.693)		$(0.467)

Redemption fees(2)	$0.000	(4)	$0.001

Net asset value — End of period	$19.290		$21.090

Total Return(5)	3.07%		3.24	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,286		$7,457
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	1.56	%(9)	1.72	%(9)(10)
Net investment income	1.10	%(3)	0.72	%(10)
Portfolio Turnover of the Portfolio	78%		58	%(11)

(1)	For the period from the commencement of operations, October 1, 2009, to August 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.061 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.81%.
(4)	Amount is less than $0.0005.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(6)	Not annualized.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(9)	The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.09% and 0.03% of average daily net assets for the year ended August 31, 2011 and period ended August 31, 2010, respectively). Absent this subsidy, total return would be lower.
(10)	Annualized.
(11)	For the Portfolio’s year ended August 31, 2010.

See Notes to Financial Statements.
13

Eaton Vance
Greater China Growth Fund

August 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective, January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee.

I Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance
Greater China Growth Fund

August 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2011 and August 31, 2010 was as follows:

	Year Ended August 31,

	2011	2010

Distributions declared from:
Ordinary income	$—	$895,461
Long-term capital gains	$28,413,694	$3,354,284

During the year ended August 31, 2011, accumulated net realized gain was decreased by $929,619 and accumulated undistributed net investment income was increased by $929,619 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,508,896
Undistributed long-term capital gains	$3,761,936
Net unrealized appreciation	$5,887,992

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3 Administration Fee and Other Transactions with Affiliates

Effective April 28, 2011, the administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the period from April 28, 2011 through August 31, 2011, the administration fee amounted to $109,056. Prior to April 28, 2011, EVM earned a management fee as compensation for management and administration of the business affairs of the Fund. The fee was computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and was payable monthly. For the period from September 1, 2010 through April 27, 2011, the management fee amounted to $403,742 or 0.25% (annualized) of the Fund’s average daily net assets. Effective April 28, 2011, investment adviser and sub-adviser fees are paid by the Portfolio to Boston Management and Research (BMR), a subsidiary of EVM, and to Lloyd George Investment Management (Hong Kong) Limited (LGM-HK), respectively. Prior to April 28, 2011, investment adviser and administration fees were paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Effective April 28, 2011, BMR and LGM-HK have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 1.95%, 2.65%, 2.65% and 1.65% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I shares, respectively, through April 28, 2013. Thereafter, this reimbursement may be changed or terminated at any time. Pursuant to this agreement, BMR and LGM-HK were allocated $51,971 in total of the Fund’s operating expenses for the year ended August 31, 2011. Such reduction was shared equally by BMR and LGM-HK. Prior to April 28, 2011, Lloyd George and EVM had agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction could not be terminated without shareholder approval. In addition, Lloyd George and EVM had agreed to further reduce the Fund’s total operating expenses by an additional 0.10% annually of the Fund’s average daily net assets through December 31, 2011. Pursuant to these agreements, EVM and Lloyd George were allocated $242,245 in total of the Fund’s operating expenses for the period September 1, 2010 through April 27, 2011. Such reductions were shared equally by EVM and Lloyd George. The new administrative services agreement and fee

15

Eaton Vance
Greater China Growth Fund

August 31, 2011

Notes to Financial Statements — continued

reduction agreement, the termination of the management agreement and the termination of the previous expense reduction agreements became effective upon the consummation of the change in control and ownership of Lloyd George, at which time Lloyd George ceased to be an affiliate of EVM. Prior to April 28, 2011, Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, also reduced a portion of its fees (see Note 4). EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2011, EVM earned $21,928 in sub-transfer agent fees. The Fund was informed that EVD received $21,104 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of BMR’s, EVM’s, LGM-HK’s, or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the administration and/or management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

The costs of preparing, printing and mailing the proxy statements and the costs of soliciting proxies in connection with the shareholder meeting held on April 6, 2011, were borne directly by Lloyd George or an affiliate.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Prior to April 28, 2011 and pursuant to the former Class A Plan, the Fund paid EVD an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which had remained outstanding for one year or less and (b) 0.25% of that portion of its average daily net assets which were attributable to Class A shares which had remained outstanding for more than one year, for providing ongoing distribution services to the Fund. Pursuant to the former Class A Plan, the Fund also made payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. EVD had contractually agreed to reduce its distribution and service fees with respect to the former Class A Plan such that the Fund’s total Class A distribution and service fees did not exceed 0.30% annually of the average daily net assets attributable to Class A shares. Pursuant to this agreement, EVD reduced its Class A distribution and service fees by $212,763 or 0.20% (annualized) of the average daily net assets for Class A shares for the period from September 1, 2010 through April 27, 2011. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2011, prior to the reduction noted above, amounted to $673,454 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Prior to April 28, 2011, Uncovered Distribution Charges were reduced by amounts theretofore paid or payable to EVD by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD were equivalent to 0.15% and 0.125% per annum of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively, and were made from Lloyd George’s own resources, not Fund assets. For the year ended August 31, 2011, the Fund paid or accrued to EVD $208,652 and $326,991 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,954,000 and $15,277,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2011, amounted to $69,551 and $108,997 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2011, the Fund was informed that EVD received approximately $5,000, $73,000 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

16

Eaton Vance
Greater China Growth Fund

August 31, 2011

Notes to Financial Statements — continued

6 Investment Transactions

For the year ended August 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,811,873 and $52,926,774, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,

Class A	2011	2010

Sales	567,054	880,345
Issued to shareholders electing to receive payments of distributions in Fund shares	736,268	112,947
Redemptions	(2,070,328)	(2,143,509)
Exchange from Class B shares	92,563	63,655

Net decrease	(674,443)	(1,086,562)

	Year Ended August 31,

Class B	2011	2010

Sales	84,088	187,818
Issued to shareholders electing to receive payments of distributions in Fund shares	139,127	17,580
Redemptions	(333,100)	(339,064)
Exchange to Class A shares	(94,754)	(64,706)

Net decrease	(204,639)	(198,372)

	Year Ended August 31,

Class C	2011	2010

Sales	231,606	387,278
Issued to shareholders electing to receive payments of distributions in Fund shares	187,643	24,971
Redemptions	(631,065)	(838,728)

Net decrease	(211,816)	(426,479)

	Year Ended	Period Ended
Class I	August 31, 2011	August 31, 2010(1)

Sales	240,012	449,898
Issued to shareholders electing to receive payments of distributions in Fund shares	34,276	3,800
Redemptions	(146,397)	(100,093)

Net increase	127,891	353,605

(1)	Class I commenced operations on October 1, 2009.

For the years ended August 31, 2011 and August 31, 2010, the Fund received $1,350 and $9,570, respectively, in redemption fees.

17

Eaton Vance
Greater China Growth Fund

August 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 18, 2011

18

Eaton Vance
Greater China Growth Fund

August 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $1,474,243, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $482,469 and recognized foreign source income of $6,251,575.

Capital Gains Dividends. The Fund designates $28,413,694 as a capital gain dividend.

19

Greater China Growth Portfolio

August 31, 2011

Portfolio of Investments

Common Stocks — 98.1%

Security	Shares	Value

China — 53.9%

Automobiles — 1.3%

Dongfeng Motor Group Co., Ltd., Class H	1,530,000	$2,451,461

		$2,451,461

Commercial Banks — 5.9%

China Construction Bank Corp., Class H	6,501,110	$4,838,295
Industrial & Commercial Bank of China, Ltd., Class H	9,694,000	6,383,458

		$11,221,753

Communications Equipment — 1.9%

AAC Technologies Holdings, Inc.	904,000	$1,892,745
ZTE Corp., Class H	606,720	1,682,194

		$3,574,939

Computers & Peripherals — 1.5%

Lenovo Group, Ltd.	4,178,000	$2,807,500

		$2,807,500

Construction Materials — 1.6%

Anhui Conch Cement Co., Ltd., Class H	729,000	$3,053,248

		$3,053,248

Diversified Consumer Services — 1.6%

New Oriental Education & Technology Group, Inc. ADR(1)	96,800	$2,952,400

		$2,952,400

Diversified Telecommunication Services — 0.9%

China Unicom (Hong Kong), Ltd.	772,000	$1,617,859

		$1,617,859

Electronic Equipment, Instruments & Components — 1.3%

Digital China Holdings, Ltd.	1,487,000	$2,538,271

		$2,538,271

Energy Equipment & Services — 1.6%

China Oilfield Services, Ltd., Class H	1,958,000	$3,076,371

		$3,076,371

Food & Staples Retailing — 0.0%(2)

Sun Art Retail Group, Ltd.(1)	25,000	$31,532

		$31,532

Food Products — 3.1%

China Yurun Food Group, Ltd.	801,000	$1,828,235
Uni-President China Holdings, Ltd.	3,375,000	1,919,189
Want Want China Holdings, Ltd.	2,485,000	2,065,634

		$5,813,058

Health Care Equipment & Supplies — 0.9%

China Kanghui Holdings, Inc. ADR(1)	93,300	$1,773,633

		$1,773,633

Hotels, Restaurants & Leisure — 1.1%

Home Inns & Hotels Management, Inc. ADR(1)	55,300	$2,114,672

		$2,114,672

Insurance — 3.5%

China Life Insurance Co., Ltd., Class H	696,000	$1,764,313
PICC Property & Casualty Co., Ltd., Class H	1,300,000	2,297,854
Ping An Insurance (Group) Co. of China, Ltd., Class H	331,000	2,654,602

		$6,716,769

Internet Software & Services — 4.7%

Baidu, Inc. ADR(1)	28,000	$4,081,840
Tencent Holdings, Ltd.	200,800	4,790,953

		$8,872,793

Machinery — 2.1%

Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd., Class H	593,720	$1,025,411
Sany Heavy Equipment International Holdings Co., Ltd.	2,910,000	2,898,969

		$3,924,380

Media — 1.5%

Focus Media Holding, Ltd. ADR(1)	91,400	$2,866,304

		$2,866,304

Metals & Mining — 2.2%

Zhaojin Mining Industry Co., Ltd., Class H	968,000	$2,273,219
Zijin Mining Group Co., Ltd., Class H	4,042,000	1,896,805

		$4,170,024

See Notes to Financial Statements.
20

Greater China Growth Portfolio

August 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 6.7%

China Shenhua Energy Co., Ltd., Class H	770,000	$3,594,584
CNOOC, Ltd.	2,726,000	5,541,632
PetroChina Co., Ltd., Class H	2,880,000	3,661,909

		$12,798,125

Real Estate Management & Development — 2.8%

China Overseas Land & Investment, Ltd.	862,000	$1,844,027
Longfor Properties Co., Ltd.	2,415,000	3,507,378

		$5,351,405

Specialty Retail — 4.0%

Belle International Holdings, Ltd.	1,865,000	$3,834,771
China ZhengTong Auto Services Holdings, Ltd.(1)	1,403,000	1,938,732
GOME Electrical Appliances Holding, Ltd.	4,180,000	1,813,065

		$7,586,568

Wireless Telecommunication Services — 3.7%

China Mobile, Ltd.	688,500	$7,042,357

		$7,042,357

Total China
(identified cost $96,952,327)		$102,355,422

Hong Kong — 20.6%

Commercial Banks — 2.7%

BOC Hong Kong (Holdings), Ltd.	1,030,500	$2,840,355
Hang Seng Bank, Ltd.	146,200	2,163,609

		$5,003,964

Distributors — 1.4%

Li & Fung, Ltd.	1,476,000	$2,658,725

		$2,658,725

Diversified Financial Services — 1.0%

Hong Kong Exchanges and Clearing, Ltd.	103,000	$1,928,750

		$1,928,750

Electric Utilities — 1.7%

Power Assets Holdings, Ltd.	412,500	$3,192,990

		$3,192,990

Hotels, Restaurants & Leisure — 1.2%

MGM China Holdings, Ltd.(1)	1,165,600	$2,260,583

		$2,260,583

Industrial Conglomerates — 1.5%

Hutchison Whampoa, Ltd.	300,000	$2,881,220

		$2,881,220

Insurance — 2.2%

AIA Group, Ltd.	1,174,200	$4,155,676

		$4,155,676

Real Estate Management & Development — 6.3%

Cheung Kong (Holdings), Ltd.	274,000	$3,861,780
Sun Hung Kai Properties, Ltd.	211,331	2,984,744
Swire Pacific, Ltd., Class A	235,500	3,148,618
Wharf Holdings, Ltd. (The)	313,000	1,999,737

		$11,994,879

Semiconductors & Semiconductor Equipment — 0.9%

ASM Pacific Technology, Ltd.	171,200	$1,770,226

		$1,770,226

Specialty Retail — 1.7%

Emperor Watch & Jewellery, Ltd.	14,900,000	$3,246,833

		$3,246,833

Total Hong Kong
(identified cost $40,835,820)		$39,093,846

Singapore — 1.5%

Industrial Conglomerates — 1.5%

Jardine Matheson Holdings, Ltd.	50,800	$2,816,794

		$2,816,794

Total Singapore
(identified cost $2,587,876)		$2,816,794

Taiwan — 22.1%

Capital Markets — 1.3%

Yuanta Financial Holding Co., Ltd.(1)	4,174,770	$2,454,299

		$2,454,299

See Notes to Financial Statements.
21

Greater China Growth Portfolio

August 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Chemicals — 1.7%

Formosa Plastics Corp.	1,022,000	$3,202,637

		$3,202,637

Commercial Banks — 2.2%

Chinatrust Financial Holding Co., Ltd.	5,115,000	$4,203,267

		$4,203,267

Computers & Peripherals — 1.7%

Asustek Computer, Inc.	177,000	$1,505,239
Catcher Technology Co., Ltd.	229,000	1,811,370

		$3,316,609

Electronic Equipment, Instruments & Components — 2.9%

Hon Hai Precision Industry Co., Ltd.	753,580	$1,920,384
Synnex Technology International Corp.	1,420,357	3,616,354
TPK Holding Co., Ltd.(1)	1,700	41,624

		$5,578,362

Food & Staples Retailing — 1.2%

President Chain Store Corp.	341,000	$2,185,105

		$2,185,105

Health Care Equipment & Supplies — 0.4%

St. Shine Optical Co., Ltd.	54,000	$730,402

		$730,402

Marine — 1.3%

First Steamship Co., Ltd.	1,095,000	$2,408,507

		$2,408,507

Multiline Retail — 2.1%

Far Eastern Department Stores, Ltd.	2,081,840	$3,886,190

		$3,886,190

Semiconductors & Semiconductor Equipment — 5.6%

Advanced Semiconductor Engineering, Inc.	2,124,995	$1,929,082
Taiwan Semiconductor Manufacturing Co., Ltd.	3,629,839	8,704,993

		$10,634,075

Wireless Telecommunication Services — 1.7%

Taiwan Mobile Co., Ltd.	1,194,000	$3,242,898

		$3,242,898

Total Taiwan
(identified cost $39,545,446)		$41,842,351

Total Common Stocks
(identified cost $179,921,469)		$186,108,413

Short-Term Investments — 0.0%(2)

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/1/11	$30	$30,200

Total Short-Term Investments
(identified cost $30,200)		$30,200

Total Investments — 98.1%
(identified cost $179,951,669)		$186,138,613

Other Assets, Less Liabilities — 1.9%		$3,572,090

Net Assets — 100.0%		$189,710,703

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

See Notes to Financial Statements.
22

Greater China Growth Portfolio

August 31, 2011

Statement of Assets and Liabilities

Assets	August 31, 2011

Investments, at value (identified cost, $179,951,669)	$186,138,613
Foreign currency, at value (identified cost, $3,662,616)	3,661,723
Dividends receivable	349,122
Receivable for investments sold	766,109

Total assets	$190,915,567

Liabilities

Demand note payable	$200,000
Payable for investments purchased	726,591
Payable to affiliates:
Investment adviser fee	175,612
Accrued expenses	102,661

Total liabilities	$1,204,864

Net Assets applicable to investors’ interest in Portfolio	$189,710,703

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$183,524,577
Net unrealized appreciation	6,186,126

Total	$189,710,703

See Notes to Financial Statements.
23

Greater China Growth Portfolio

August 31, 2011

Statement of Operations

Year Ended
Investment Income	August 31, 2011

Dividends (net of foreign taxes, $482,470)	$5,769,117
Interest	177

Total investment income	$5,769,294

Expenses

Investment adviser fee	$2,022,010
Administration fee	404,674
Trustees’ fees and expenses	8,155
Custodian fee	227,783
Legal and accounting services	69,761
Stock dividend tax	39,078
Miscellaneous	9,310

Total expenses	$2,780,771

Deduct —
Reduction of custodian fee	$79

Total expense reductions	$79

Net expenses	$2,780,692

Net investment income	$2,988,602

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$24,677,843
Foreign currency transactions	275,966

Net realized gain	$24,953,809

Change in unrealized appreciation (depreciation) —
Investments	$(16,561,706)
Foreign currency	4,142

Net change in unrealized appreciation (depreciation)	$(16,557,564)

Net realized and unrealized gain	$8,396,245

Net increase in net assets from operations	$11,384,847

See Notes to Financial Statements.
24

Greater China Growth Portfolio

August 31, 2011

Statements of Changes in Net Assets

	Year Ended August 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$2,988,602	$2,094,261
Net realized gain from investment and foreign currency transactions	24,953,809	24,685,227
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(16,557,564)	1,065,260

Net increase in net assets from operations	$11,384,847	$27,844,748

Capital transactions —
Contributions	$1,811,873	$8,401,427
Withdrawals	(52,926,774)	(43,345,356)

Net decrease in net assets from capital transactions	$(51,114,901)	$(34,943,929)

Net decrease in net assets	$(39,730,054)	$(7,099,181)

Net Assets

At beginning of year	$229,440,757	$236,539,938

At end of year	$189,710,703	$229,440,757

See Notes to Financial Statements.
25

Greater China Growth Portfolio

August 31, 2011

Supplementary Data

	Year Ended August 31,

Ratios/Supplemental Data	2011		2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.19%		1.25%	1.21%	1.20%	1.22%
Net investment income	1.27	%(2)	0.84%	2.09%	0.63%	0.65%
Portfolio Turnover	78%		58%	62%	48%	62%

Total Return	3.44%		12.21%	1.03%	(24.07)%	83.42%

Net assets, end of year (000’s omitted)	$189,711		$229,441	$236,540	$276,399	$402,653

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	Includes special dividends equal to 0.29% of average daily net assets.

See Notes to Financial Statements.
26

Greater China Growth Portfolio

August 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Greater China Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2011, Eaton Vance Greater China Growth Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized

27

Greater China Growth Portfolio

August 31, 2011

Notes to Financial Statements — continued

gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

Effective April 28, 2011, the investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.10% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. Pursuant to a sub-advisory agreement effective April 28, 2011, BMR pays Lloyd George Management (Hong Kong) Limited (LGM-HK), a portion of its adviser fee for sub-advisory services provided to the Portfolio. Prior to April 28, 2011, the investment adviser fee was earned by Lloyd George Management (Bermuda) Limited (Lloyd George) as compensation for management and investment advisory services rendered to the Portfolio. The fee was computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and was paid monthly. For the year ended August 31, 2011, the investment adviser fee amounted to $2,022,010 or 0.86% of the Portfolio’s average daily net assets. Prior to April 28, 2011, an administration fee was earned by EVM for administering the business affairs of the Portfolio and was computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. For the period from September 1, 2010 through April 27, 2011, the administration fee was equivalent to 0.25% (annualized) of the Portfolio’s average daily net assets and amounted to $404,674. The new advisory and sub-advisory agreements and termination of the administration agreement became effective upon the consummation of the change in control and ownership of Lloyd George, at which time Lloyd George ceased to be an affiliate of EVM.

Except for Trustees of the Portfolio who are not members of EVM’s, BMR’s, LGM-HK’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $178,003,088 and $223,895,014, respectively, for the year ended August 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$180,697,918

Gross unrealized appreciation	$20,369,734
Gross unrealized depreciation	(14,929,039)

Net unrealized appreciation	$5,440,695

The net unrealized depreciation on foreign currency transactions at August 31, 2011 on a federal income tax basis was $818.

28

Greater China Growth Portfolio

August 31, 2011

Notes to Financial Statements — continued

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($600 million effective September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% (0.08% effective September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. At August 31, 2011, the Portfolio had a balance outstanding pursuant to this line of credit of $200,000 at an interest rate of 1.33%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at August 31, 2011. The Portfolio’s average borrowings or allocated fees during the year ended August 31, 2011 were not significant.

6 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Greater China Growth Portfolio

August 31, 2011

Notes to Financial Statements — continued

At August 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$10,193,959	$19,829,777		$—	$30,023,736
Consumer Staples	31,532	7,998,163		—	8,029,695
Energy	—	15,874,496		—	15,874,496
Financials	—	53,030,762		—	53,030,762
Health Care	1,773,633	730,402		—	2,504,035
Industrials	—	12,030,901		—	12,030,901
Information Technology	4,081,840	35,010,935		—	39,092,775
Materials	—	10,425,909		—	10,425,909
Telecommunication Services	—	11,903,114		—	11,903,114
Utilities	—	3,192,990		—	3,192,990

Total Common Stocks	$16,080,964	$170,027,449	*	$—	$186,108,413

Short-Term Investments	$—	$30,200		$—	$30,200

Total Investments	$16,080,964	$170,057,649		$—	$186,138,613

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2010 whose fair value was determined using Level 3 inputs. At August 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

30

Greater China Growth Portfolio

August 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Greater China Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Greater China Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater China Growth Portfolio as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 18, 2011

31

Eaton Vance
Greater China Growth Fund

August 31, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval. The 1940 Act also provides that a fund’s investment advisory agreement will terminate automatically upon its “assignment,” which generally includes any direct or indirect transfer of the investment advisory agreement or of a controlling block of the adviser’s outstanding voting securities.

The shareholders of Lloyd George Management (B.V.I.) Limited (“LGM Parent”), the parent company of Lloyd George Investment Management (Bermuda) Limited (“LGM-Bermuda”, and together with LGM-HK (as defined below) and its other affiliates “LGM”), have negotiated the terms of an agreement pursuant to which Bank of Montreal or a wholly-owned subsidiary of Bank of Montreal (collectively, “BMO”) will purchase 100% of LGM Parent’s outstanding shares (the “Transaction”). LGM-Bermuda or an affiliate (“LGM”) is the investment adviser to the Greater China Growth Portfolio (the “Portfolio”) pursuant to an investment advisory agreement with the Portfolio (the “Current LGM Agreement”). Eaton Vance Greater China Growth Fund (the “Fund”), a series of Eaton Vance Growth Trust, invests substantially all of its assets in the Portfolio. Eaton Vance Management (“EVM”) currently serves as administrator to the Portfolio pursuant to an administration agreement (the “Portfolio Administration Agreement”) and manager of the Fund pursuant to a management agreement (together with the Portfolio Administration Agreement, the “Current EVM Agreements”). The Current LGM Agreement and the Current EVM Agreements are sometimes referred to herein as the “Current Agreements.” Upon consummation of the Transaction, the Current LGM Agreement will terminate automatically in accordance with the requirements of the 1940 Act. In connection with the termination of the Current LGM Agreement upon consummation of the Transaction, and consistent with the recommendation of the Board of the Fund and Portfolio, EVM and LGM have proposed to restructure the contractual relationships with the Portfolio and the Fund such that Boston Management and Research (“BMR”), an affiliate of EVM, would serve as the investment adviser of the Portfolio, Lloyd George Management (Hong Kong) Limited (the “LGM-HK”) would serve as sub-adviser to the Portfolio, and EVM would serve as administrator to the Fund.

After review of the proposed Transaction and restructuring of the Portfolio’s relationship with EVM and LGM, the Board, including a majority of the Independent Trustees, voted at an in-person meeting held on December 13, 2010 to approve the investment advisory agreement (the “Proposed BMR Agreement”) between the Portfolio and BMR, the sub-advisory agreement (the “Proposed LGM Agreement” and together with the Proposed BMR Agreement, the “New Agreements”) between BMR and LGM-HK, and the administrative services agreement between the Fund and EVM.

In connection with its review of the Transaction, the Board requested and received information detailing the terms of the Transaction, the financial and organizational impact of the Transaction on LGM and its personnel, the terms of the New Agreements (including the similarities and differences between the Current Agreements and the New Agreements), the nature of the policies and processes that will be in place following the Transaction, the anticipated role of Bank of Montreal as LGM’s parent company, and the financial impact of the Transaction on Eaton Vance Corp. (“EVC”), the parent company of BMR and EVM, as a seller of its equity interest in LGM Parent. The Board also received assurances that the nature, extent and quality of the interrelated services to be provided by LGM, BMR and EVM under the New Agreements will be substantially the same the services currently provided by LGM and EVM under the Current Agreements and that following the Transaction LGM will continue to operate its business in substantially the same manner as it does currently. In connection with its review, the Board met in person with senior management of LGM, BMR, EVM and Bank of Montreal to discuss the Transaction and the terms of the New Agreements.

In addition to considering information provided by management in connection with the Board’s review of the Transaction, the Board considered information and materials previously provided in connection with its review and approval of the Current Agreements. The information considered by the Board included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by BMR and its affiliates and by LGM for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by LGM and BMR as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through client commission arrangements and the Fund’s policies with respect to “soft dollar” arrangements;
•	The procedures and processes to be used to determine the fair value of the Fund’s assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

32

Eaton Vance
Greater China Growth Fund

August 31, 2011

Board of Trustees’ Contract Approval — continued

Information about BMR and LGM

•	Reports detailing the financial results and condition of BMR and LGM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of BMR and its affiliates and LGM, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of BMR’s and LGM’s policies and procedures relating to proxy voting and, with respect to BMR, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by BMR and its affiliates and LGM on behalf of the Eaton Vance Funds (including descriptions of various compliance programs), and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of BMR and its affiliates and LGM;
•	A description of BMR’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by BMR and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by BMR (which is also the administrator) and LGM; and
•	The terms of the Current Agreements and the New Agreements.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Agreements, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services to be provided to the Fund and Portfolio by BMR and LGM.

The Board considered BMR’s and LGM’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio. The Board also considered the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio and, with respect to BMR, whose responsibilities may include supervising LGM and coordinating activities in implementing the Fund’s investment strategies. In the course of its review, the Board received assurances that the nature, extent and quality of the package of inter-related services to be provided by LGM, BMR and EVM under the New Agreements will be substantially the same as the services currently provided by LGM and EVM under the Current Agreements. The Board also took into account the resources dedicated to portfolio management and other services by each of BMR and LGM, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to Fund matters by senior management.

The Board reviewed the compliance programs of BMR, LGM and certain respective affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates and LGM to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board also considered the benefit to the overall governance of the Fund of having BMR, an affiliate of EVM, serve as the Fund’s investment adviser, consistent with the overall structure of the Eaton Vance family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the package of inter-related services to be provided by BMR and LGM and their affiliates under the New Agreements, taken as a whole, is appropriate and consistent with the services provided under the Current Agreements and with the terms of the New Agreements.

33

Eaton Vance
Greater China Growth Fund

August 31, 2011

Board of Trustees’ Contract Approval — continued

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. In addition, the Board reviewed updated comparative performance data for the Fund for relevant periods through October 31, 2010. On the basis of the foregoing and other relevant information provided in response to inquiries from the Board’s Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rate, including the administrative fee rate, to be payable by the Fund (referred to collectively as “management fees”). The Board noted that the total management fees payable by the Fund and the Portfolio would remain substantially the same under the New Agreements. The Board also took into consideration the agreement by BMR to enter into expense reimbursement and/or fee waiver arrangements to establish a maximum total expense ratio for the Fund applicable during the two year period following the effectiveness of the New Agreements.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by BMR and LGM, the Board concluded with respect to the Fund that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and the Portfolio. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Fund and other investment advisory clients. In particular, the Board noted representations from LGM and EVM that the fees payable to BMR and LGM under the New Agreements will not significantly affect their respective profitability with respect to the Fund and the Portfolio. The Board further concluded that, in light of LGM’s role as a sub-adviser not affiliated with BMR under the New Agreements, LGM’s profitability in managing the Portfolio is not a material factor.

In considering the terms of the Transaction the Board considered the equity ownership interest in LGM Parent currently held by EVC, and that EVC will participate with LGM Parent’s other equity owners as a seller in the Transaction. The Board further considered that such equity owners may receive additional compensation paid through earn-out arrangements in periods following the consummation of the Transaction. In this regard, the Board noted representations received from management that the amount of additional compensation through earn-out payments that EVC might receive is not material to EVC’s financial condition.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by BMR and its affiliates under the New Agreements are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and LGM, on the one hand, and the Fund and Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and BMR’s and LGM’s profitability may expect to be affected by such increases or decreases. The Board concluded that the structure of the advisory fee and the sub-advisory fee, which include breakpoints at several asset levels, can be expected to cause BMR and its affiliates, LGM, and the Fund to share such benefits equitably.

34

Eaton Vance
Greater China Growth Fund

August 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Greater China Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Robert Lloyd George is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited and “LGM-HK” refers to Lloyd George Management (Hong Kong) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor; formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (2006-2009) (open-end registered investment company); Partner, Coopers and Lybrand L.L.P. (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

35

Eaton Vance
Greater China Growth Fund

August 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Hon. Robert Lloyd George(2) 1952	President of the Portfolio	Since 1992	Chairman of LGM, Lloyd George and LGM-HK. Formerly, Chairman and Chief Executive Officer of LGM and Lloyd George.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

36

Eaton Vance
Greater China Growth Fund

August 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	The business address for Mr. Lloyd George is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance
Greater China Growth Fund

August 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

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Investment Adviser of Greater China Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Greater China Growth Portfolio
Lloyd George Management (Hong Kong) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Administrator of Eaton Vance Greater China Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

406-10/11	CGSRC

Eaton Vance Multi-Cap Growth Fund Annual Report August 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2011
Eaton Vance
Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	17 and 31
Federal Tax Information	18
Board of Trustees’ Contract Approval	32
Management and Organization	35
Important Notices	38

Eaton Vance
Multi-Cap Growth Fund
August 31, 2011
Management’s Discussion of Fund Performance
Portfolio Managers Kwang Kim; G.R. Nelson; Gerald I. Moore, CFA
Economic and Market Conditions
U.S. equity markets were especially volatile during the 12 months ending August 31, 2011. Encouraged early in the period by what appeared to be a quickening pace of economic recovery, investors drove equities to solid gains. But that momentum began to sputter during the late spring and summer of 2011, backsliding on ongoing news of the sovereign debt crisis in Europe, stubbornly high unemployment at home, and rising fiscal and political uncertainty in Washington. The slowdown prompted the financial markets to shift from a decidedly “risk-on” to a decidedly “risk-off” stance by the close of the 12-month period ending August 31, 2011, with risk-associated assets such as stocks, corporate bonds and commodities selling off, while Treasury bonds and other safe-haven assets rallied.
On the whole, however, U.S. equities fared well for the period, despite the substantial sell-off during the summer months. The blue-chip Dow Jones Industrial Average rose 19.03% for the one-year period. The broader U.S. equity market, as represented by the S&P 500 Index, was up 18.50%, and the technology-laden NASDAQ Composite Index gained a healthy 23.19% for the 12 months ending August 31, 2011.1
In terms of market capitalization, mid-cap stocks did best over the 12-month period, with the S&P MidCap 400 Index posting an annual gain of 22.89%. Small-caps also performed solidly, as demonstrated by the Russell 2000 Index’s 22.19% rise for the year, while the larger-cap stock universe, represented by the Russell 1000 Index, returned 19.06%.1 Growth stocks outperformed value stocks across all market capitalizations during the year.
Management Discussion
For the fiscal year ending August 31, 2011, Eaton Vance Multi-Cap Growth Fund’s Class A shares at net asset value (NAV) had a total return of 18.93%. By comparison, the Fund’s primary benchmark, the Russell 3000 Growth Index (the Index)1, gained 24.25% during the period.
The Fund underperformed the Index primarily as a result of stock selection in the health care, consumer discretionary, information technology and financials sectors. In health care, the Fund’s holdings in the biotechnology and pharmaceuticals industries accounted for most of the underperformance. Among the Fund’s consumer discretionary holdings, textiles, apparel & luxury goods and diversified consumer services stocks were the primary laggards.
In the information technology sector, the Fund’s relative performance was hurt by its underweighted position in the wireless telecommunications services industry, as well as by security selection in this industry. Finally, in the financials sector, the Fund’s performance versus the Index was limited by both stock selection and industry allocation in diversified financial services, commercial banking, capital markets and consumer finance.
By contrast, relative performance was aided by the Fund’s holdings in the energy, consumer staples, materials and industrials sectors. Security selection in the oil and gas industry helped the most in the energy sector, while an overweight in the energy equipment & services industry also was beneficial. In the consumer staples sector, stock selection in the food products industry helped relative performance, as did an overweight of household products stocks.
The Fund’s holdings in the materials sector benefited from security selection in the chemicals industry and an underweight in the metals & mining industry. Among the Fund’s industrials holdings, stock selection in the aerospace & defense, building products, road & rail and trading companies & distributors industries all added to relative performance.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www. eatonvance. com.

2

Eaton Vance
Multi-Cap Growth Fund
August 31, 2011
Performance2

	Class A	Class B	Class C
Symbol	EVGFX	EMGFX	ECGFX
Inception Date	8/1/52	9/13/94	11/7/94

% Average Annual Total Returns at NAV

One Year	18.93	18.02	18.05
Five Years	2.77	2.05	2.03
Ten Years	3.89	3.14	3.13

% SEC Average Annual Total Returns with maximum sales charge

One Year	12.04	13.02	17.05
Five Years	1.56	1.71	2.03
Ten Years	3.28	3.14	3.13

% Maximum Sales Charge	Class A	Class B	Class C

	5.75	5.00	1.00

% Total Annual Operating Expense Ratios[3]	Class A	Class B	Class C

	1.28	2.03	2.03

% Comparative Performance[1]	One Year	Five Years	Ten Years

Russell 3000 Growth Index	24.25	3.73	2.88
S&P 500 Index	18.50	0.78	2.70
Russell Midcap Growth Index	25.61	4.28	5.90
Lipper Multi-Cap Growth Funds Average*	20.98	3.05	3.66

*	Source: Lipper.
Performance of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	8/31/01	$13,624	N.A.
Class C	8/31/01	$13,610	N.A.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Multi-Cap Growth Fund
August 31, 2011
Fund Profile4
Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)[5]

Apple, Inc.	6.1
QUALCOMM, Inc.	2.5
Rackspace Hosting, Inc.	2.5
Halliburton Co.	2.2
Dell, Inc.	2.1
Amazon.com, Inc.	2.0
EMC Corp.	1.9
Yum! Brands, Inc.	1.9
Precision Castparts Corp.	1.9
St. Jude Medical, Inc.	1.8

Total	24.9

See Endnotes and Additional Disclosures on page 5.

4

Eaton Vance
Multi-Cap Growth Fund
August 31, 2011
Endnotes and Additional Disclosures

1.	Effective 1/1/2011, the Fund’s primary benchmark changed from the Russell Midcap Growth Index to the Russell 3000 Growth Index, as it was deemed by the portfolio managers to be a more appropriate primary benchmark for the Fund. The S&P 500 Index remains the secondary benchmark, and the Russell Midcap Growth Index became a secondary benchmark for one year from the effective date. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large- cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization- weighted index of all domestic and international securities listed on NASDAQ. S&P MidCap 400 Index is an unmanaged index of 400 U.S. mid-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 3000 Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. It is not possible to invest directly in an index or Lipper classification. Lipper Average reflects the average annual total return of funds in the same Lipper classification as the Fund.

2.	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. SEC Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

3.	Source: Fund prospectus.

4.	Fund primarily invests in an affiliated investment company (“Portfolio”) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

5.	Depictions do not reflect the Fund’s options positions. Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2011 – August 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(3/1/11)	(8/31/11)	(3/1/11 – 8/31/11)	Ratio

Actual
Class A	$1,000.00	$915.00	$6.18	1.28%
Class B	$1,000.00	$911.00	$9.78	2.03%
Class C	$1,000.00	$910.90	$9.78	2.03%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.51	1.28%
Class B	$1,000.00	$1,015.00	$10.31	2.03%
Class C	$1,000.00	$1,015.00	$10.31	2.03%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Statement of Assets and Liabilities

Assets	August 31, 2011

Investment in Multi-Cap Growth Portfolio, at value (identified cost, $139,588,128)	$152,185,175
Receivable for Fund shares sold	49,023
Other assets	71,124

Total assets	$152,305,322

Liabilities

Payable for Fund shares redeemed	$237,349
Payable to affiliates:
Distribution and service fees	49,268
Accrued expenses	110,686

Total liabilities	$397,303

Net Assets	$151,908,019

Sources of Net Assets

Paid-in capital	$224,796,578
Accumulated net realized loss from Portfolio	(85,434,396)
Accumulated net investment loss	(51,210)
Net unrealized appreciation from Portfolio	12,597,047

Total	$151,908,019

Class A Shares

Net Assets	$123,541,196
Shares Outstanding	16,374,361
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.54
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.00

Class B Shares

Net Assets	$8,408,728
Shares Outstanding	1,155,834
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.28

Class C Shares

Net Assets	$19,958,095
Shares Outstanding	2,747,519
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.26

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Statement of Operations

Year Ended
Investment Income	August 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $40,530)	$1,386,673
Interest allocated from Portfolio	6,408
Securities lending income allocated from Portfolio, net	123,063
Miscellaneous income	40,814
Expenses allocated from Portfolio	(1,191,228)

Total investment income	$365,730

Expenses

Distribution and service fees
Class A	$342,038
Class B	94,200
Class C	223,203
Trustees’ fees and expenses	500
Custodian fee	29,009
Transfer and dividend disbursing agent fees	295,751
Legal and accounting services	42,934
Printing and postage	48,852
Registration fees	45,473
Miscellaneous	11,518

Total expenses	$1,133,478

Net investment loss	$(767,748)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$28,802,791
Written options	620,227
Foreign currency transactions	26,660

Net realized gain	$29,449,678

Change in unrealized appreciation (depreciation) —
Investments	$(2,844,727)
Written options	9,999
Foreign currency	(22,965)

Net change in unrealized appreciation (depreciation)	$(2,857,693)

Net realized and unrealized gain	$26,591,985

Net increase in net assets from operations	$25,824,237

See Notes to Financial Statements.
8

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	August 31, 2011	August 31, 2010

From operations —
Net investment loss	$(767,748)	$(654,775)
Net realized gain from investment transactions, written options and foreign currency transactions	29,449,678	36,385,817
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(2,857,693)	(32,702,630)

Net increase in net assets from operations	$25,824,237	$3,028,412

Distributions to shareholders —
From net investment income
Class A	$—	$(1,836,589)
Class B	—	(67,427)
Class C	—	(181,610)

Total distributions to shareholders	$—	$(2,085,626)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$11,969,550	$14,536,712
Class B	1,445,586	1,395,469
Class C	3,438,294	3,795,049
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	1,594,526
Class B	—	57,468
Class C	—	145,207
Cost of shares redeemed
Class A	(51,439,858)	(78,285,197)
Class B	(2,741,745)	(2,178,443)
Class C	(9,065,879)	(8,686,392)
Net asset value of shares exchanged
Class A	1,261,900	855,945
Class B	(1,261,900)	(855,945)
Issued in connection with tax-free reorganization (see Note 8)
Class A	37,016,037	—
Class B	3,290,469	—
Class C	5,541,480	—

Net decrease in net assets from Fund share transactions	$(546,066)	$(67,625,601)

Net increase (decrease) in net assets	$25,278,171	$(66,682,815)

Net Assets

At beginning of year	$126,629,848	$193,312,663

At end of year	$151,908,019	$126,629,848

Accumulated undistributed net investment income (loss) included in net assets

At end of year	$(51,210)	$49,935

See Notes to Financial Statements.
9

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Financial Highlights

	Class A

	Year Ended August 31,

	2011		2010	2009	2008	2007

Net asset value — Beginning of year	$6.340		$6.510	$9.550	$10.730	$8.010

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.025	)(2)	$(0.019)	$(0.005)	$0.037	$0.047	(3)
Net realized and unrealized gain (loss)	1.225		(0.051)	(2.953)	0.364 (4)	2.899

Total income (loss) from operations	$1.200		$(0.070)	$(2.958)	$0.401	$2.946

Less Distributions

From net investment income	$—		$(0.100)	$(0.008)	$—	$—
From net realized gain	—		—	(0.074)	(1.581)	(0.226)

Total distributions	$—		$(0.100)	$(0.082)	$(1.581)	$(0.226)

Net asset value — End of year	$7.540		$6.340	$6.510	$9.550	$10.730

Total Return(5)	18.93%		(1.24)%	(30.57)%	2.39%	37.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$123,541		$103,441	$163,479	$290,306	$154,213
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.24%		1.27%	1.42%	1.13%	1.20%
Net investment income (loss)	(0.32	)%(2)	(0.28)%	(0.10)%	0.36%	0.49	%(3)
Portfolio Turnover of the Portfolio	168	%(7)	211%	274%	206%	144%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.007 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.41)%.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.084 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.39)%.
(4)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Excluding the value of portfolio securities contributed as a result of an in-kind transaction, the portfolio turnover would have been 145% for the year ended August 31, 2011.

See Notes to Financial Statements.
10

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Financial Highlights — continued

	Class B

	Year Ended August 31,

	2011		2010	2009	2008	2007

Net asset value — Beginning of year	$6.160		$6.330	$9.350	$10.600	$7.960

Income (Loss) From Operations

Net investment loss(1)	$(0.080	)(2)	$(0.068)	$(0.044)	$(0.040)	$(0.013	)(3)
Net realized and unrealized gain (loss)	1.200		(0.046)	(2.902)	0.371 (4)	2.874

Total income (loss) from operations	$1.120		$(0.114)	$(2.946)	$0.331	$2.861

Less Distributions

From net investment income	$—		$(0.056)	$—	$—	$—
From net realized gain	—		—	(0.074)	(1.581)	(0.226)

Total distributions	$—		$(0.056)	$(0.074)	$(1.581)	$(0.226)

Contingent deferred sales charges	$—		$—	$—	$—	$0.005

Net asset value — End of year	$7.280		$6.160	$6.330	$9.350	$10.600

Total Return(5)	18.02%		(1.90)%	(31.15)%	1.70%	36.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,409		$6,413	$8,092	$16,565	$12,229
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.99%		2.02%	2.16%	1.88%	1.86%
Net investment loss	(1.06	)%(2)	(1.01)%	(0.82)%	(0.40)%	(0.14	)%(3)
Portfolio Turnover of the Portfolio	168	%(7)	211%	274%	206%	144%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.007 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.15)%.
(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.086 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.
(4)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Excluding the value of portfolio securities contributed as a result of an in-kind transaction, the portfolio turnover would have been 145% for the year ended August 31, 2011.

See Notes to Financial Statements.
11

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Financial Highlights — continued

	Class C

	Year Ended August 31,

	2011		2010	2009	2008	2007

Net asset value — Beginning of year	$6.150		$6.330	$9.340	$10.580	$7.960

Income (Loss) From Operations

Net investment loss(1)	$(0.081	)(2)	$(0.067)	$(0.046)	$(0.041)	$(0.028	)(3)
Net realized and unrealized gain (loss)	1.191		(0.055)	(2.890)	0.382 (4)	2.874

Total income (loss) from operations	$1.110		$(0.122)	$(2.936)	$0.341	$2.846

Less Distributions

From net investment income	$—		$(0.058)	$—	$—	$—
From net realized gain	—		—	(0.074)	(1.581)	(0.226)

Total distributions	$—		$(0.058)	$(0.074)	$(1.581)	$(0.226)

Net asset value — End of year	$7.260		$6.150	$6.330	$9.340	$10.580

Total Return(5)	18.05%		(2.03)%	(31.07)%	1.82%	36.26%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$19,958		$16,776	$21,742	$34,533	$11,128
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.99%		2.02%	2.17%	1.88%	1.95%
Net investment loss	(1.07	)%(2)	(1.01)%	(0.86)%	(0.41)%	(0.29	)%(3)
Portfolio Turnover of the Portfolio	168	%(7)	211%	274%	206%	144%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.007 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.16)%.
(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.080 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.13)%.
(4)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Excluding the value of portfolio securities contributed as a result of an in-kind transaction, the portfolio turnover would have been 145% for the year ended August 31, 2011.

See Notes to Financial Statements.
12

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (95.4% at August 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $85,513,022 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2016 ($11,787,313), August 31, 2017 ($53,860,240) and August 31, 2018 ($19,865,469). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after August 31, 2011.

A capital loss carryforward of $18,329,150 included in the amounts above is available to the Fund as a result of the reorganization on November 5, 2010 (see Note 8). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

During the year ended August 31, 2011, a capital loss carryforward of $28,332,008 was utilized to offset net realized gains by the Fund.

As of August 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

13

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2011 and August 31, 2010 was as follows:

	Year Ended August 31,

	2011	2010

Distributions declared from:
Ordinary income	$—	$2,085,626

During the year ended August 31, 2011, accumulated net realized loss was decreased by $15,747,071, accumulated net investment loss was decreased by $666,603 and paid-in capital was decreased by $16,413,674 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(85,513,022)
Net unrealized appreciation	$12,624,463

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2011, EVM earned $17,649 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,894 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2011 amounted to $342,038 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD

14

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Notes to Financial Statements — continued

during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2011, the Fund paid or accrued to EVD $70,650 and $167,402 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,171,000 and $7,257,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2011 amounted to $23,550 and $55,801 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2011, the Fund was informed that EVD received approximately $100, $29,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended August 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $96,418,264 and $98,112,959, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Year Ended
Class A	August 31, 2011	August 31, 2010

Sales	1,552,270	2,118,681
Issued to shareholders electing to receive payments of distributions in Fund shares	—	225,854
Redemptions	(6,697,274)	(11,275,884)
Exchange from Class B shares	163,642	123,000
Issued in connection with tax-free reorganization (see Note 8)	5,050,901	—

Net increase (decrease)	69,539	(8,808,349)

15

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Notes to Financial Statements — continued

	Year Ended	Year Ended
Class B	August 31, 2011	August 31, 2010

Sales	186,734	209,141
Issued to shareholders electing to receive payments of distributions in Fund shares	—	8,329
Redemptions	(365,121)	(328,591)
Exchange to Class A shares	(169,032)	(126,139)
Issued in connection with tax-free reorganization (see Note 8)	462,795	—

Net increase (decrease)	115,376	(237,260)

	Year Ended	Year Ended
Class C	August 31, 2011	August 31, 2010

Sales	462,072	566,785
Issued to shareholders electing to receive payments of distributions in Fund shares	—	21,075
Redemptions	(1,220,988)	(1,299,232)
Issued in connection with tax-free reorganization (see Note 8)	780,523	—

Net increase (decrease)	21,607	(711,372)

8 Reorganization

As of the close of business on November 5, 2010, the Fund acquired the net assets of Eaton Vance Global Growth Fund (Global Growth Fund) pursuant to a plan of reorganization approved by the shareholders of Global Growth Fund. The purpose of the transaction was to combine two funds managed by EVM with similar investment objectives and similar policies and restrictions. The acquisition was accomplished by a tax-free exchange of 5,050,901 shares of Class A (valued at $37,016,037), 462,795 shares of Class B (valued at $3,290,469) and 780,523 shares of Class C (valued at $5,541,480) of the Fund for the 2,267,524 shares of Class A, 205,804 shares of Class B and 360,438 shares of Class C of Global Growth Fund, each outstanding on November 5, 2010. In conjunction with the reorganization, Global Growth Fund received its pro rata share of cash and securities from Global Growth Portfolio in a complete liquidation of its 99.9% interest therein. Such cash and securities were then contributed by the Fund to Multi-Cap Growth Portfolio for an interest therein. The investment portfolio of Global Growth Fund, as received from Global Growth Portfolio, with a fair value of $46,077,248 and identified cost of $43,585,293 was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from Global Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $139,642,993. The net assets of Global Growth Fund at that date of $45,847,986, including $34,087,922 of accumulated net realized losses and $2,541,888 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $185,490,979. Assuming the acquisition had been completed on September 1, 2010, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended August 31, 2011 are as follows:

Net investment loss	$(875,801)
Net realized gains	$30,094,831
Net increase in net assets from operations	$32,174,383

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts allocated of revenue and earnings of Global Growth Fund that have been included in the Fund’s Statement of Operations since November 5, 2010.

16

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Cap Growth Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2011

17

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

Multi-Cap Growth Portfolio

August 31, 2011

Portfolio of Investments

Common Stocks — 97.1%(1)

Security	Shares	Value

Aerospace & Defense — 1.9%

Precision Castparts Corp.	18,600	$3,047,610

		$3,047,610

Air Freight & Logistics — 1.6%

Expeditors International of Washington, Inc.	54,900	$2,497,950

		$2,497,950

Auto Components — 1.2%

Lear Corp.	39,300	$1,877,754

		$1,877,754

Beverages — 0.8%

Anheuser-Busch InBev NV ADR	22,500	$1,243,350

		$1,243,350

Capital Markets — 1.2%

Lazard, Ltd., Class A	32,300	$942,191
T. Rowe Price Group, Inc.(2)	18,300	978,684

		$1,920,875

Chemicals — 3.3%

Celanese Corp., Class A	54,050	$2,540,891
Monsanto Co.	39,000	2,688,270

		$5,229,161

Commercial Banks — 0.6%

SVB Financial Group(2)(3)	20,500	$944,640

		$944,640

Commercial Services & Supplies — 1.5%

Waste Connections, Inc.(2)	70,299	$2,431,642

		$2,431,642

Communications Equipment — 4.4%

Acme Packet, Inc.(3)	35,400	$1,666,986
QUALCOMM, Inc.	76,300	3,926,398
Riverbed Technology, Inc.(3)	45,200	1,120,056
Sycamore Networks, Inc.(2)	22,400	385,056

		$7,098,496

Computers & Peripherals — 10.8%

Apple, Inc.(3)	25,300	$9,736,199
Dell, Inc.(3)	225,100	3,346,111
EMC Corp.(3)	137,300	3,101,607
Quantum Corp.(3)	520,500	1,014,975

		$17,198,892

Consumer Finance — 1.1%

American Express Co.	35,200	$1,749,792

		$1,749,792

Diversified Financial Services — 0.6%

Moody’s Corp.	29,800	$918,734

		$918,734

Energy Equipment & Services — 6.4%

Ensco PLC ADR	45,100	$2,176,526
Halliburton Co.	80,100	3,554,037
Rowan Cos., Inc.(3)	54,700	1,973,029
Tidewater, Inc.(2)	47,200	2,529,920

		$10,233,512

Food Products — 2.0%

Green Mountain Coffee Roasters, Inc.(2)(3)	16,700	$1,749,158
Mead Johnson Nutrition Co., Class A	20,900	1,489,125

		$3,238,283

Health Care Equipment & Supplies — 2.4%

Analogic Corp.	19,700	$975,544
St. Jude Medical, Inc.	63,900	2,910,006

		$3,885,550

Health Care Providers & Services — 6.0%

Catalyst Health Solutions, Inc.(3)	36,900	$1,982,268
Centene Corp.(2)(3)	62,900	2,005,881
Express Scripts, Inc.(3)	39,200	1,840,048
MEDNAX, Inc.(3)	32,600	2,129,106
Team Health Holdings, Inc.(3)	87,200	1,629,768

		$9,587,071

Health Care Technology — 1.3%

Allscripts Healthcare Solutions, Inc.(2)(3)	116,600	$2,093,553

		$2,093,553

See Notes to Financial Statements.
19

Multi-Cap Growth Portfolio

August 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 4.8%

Dunkin’ Brands Group, Inc.(3)	11,500	$302,910
Panera Bread Co., Class A(2)(3)	14,400	1,658,160
Starbucks Corp.	43,500	1,679,970
Starwood Hotels & Resorts Worldwide, Inc.	20,900	931,304
Yum! Brands, Inc.	57,000	3,099,090

		$7,671,434

Household Durables — 0.5%

Tempur-Pedic International, Inc.(3)	13,523	$787,580

		$787,580

Household Products — 3.4%

Church & Dwight Co., Inc.	51,800	$2,255,372
Colgate-Palmolive Co.	20,700	1,862,379
Henkel AG & Co. KGaA	26,500	1,281,682

		$5,399,433

Industrial Conglomerates — 0.9%

Danaher Corp.	32,000	$1,465,920

		$1,465,920

Internet & Catalog Retail — 3.7%

Amazon.com, Inc.(3)	14,500	$3,121,705
priceline.com, Inc.(3)	5,100	2,740,026

		$5,861,731

Internet Software & Services — 4.4%

Google, Inc., Class A(3)	5,100	$2,758,896
LinkedIn Corp., Class A(3)	4,600	386,952
Rackspace Hosting, Inc.(2)(3)	107,200	3,919,232

		$7,065,080

IT Services — 1.3%

Accenture PLC, Class A	38,400	$2,057,856

		$2,057,856

Life Sciences Tools & Services — 0.9%

Bruker Corp.(3)	98,300	$1,398,809

		$1,398,809

Machinery — 4.0%

Cummins, Inc.	25,300	$2,350,876
Kennametal, Inc.	44,300	1,632,898
Parker Hannifin Corp.	33,800	2,481,934

		$6,465,708

Media — 1.0%

Sirius XM Radio, Inc.(2)(3)	853,500	$1,536,300

		$1,536,300

Metals & Mining — 2.1%

Cliffs Natural Resources, Inc.	26,100	$2,162,385
Freeport-McMoRan Copper & Gold, Inc.	25,600	1,206,784

		$3,369,169

Oil, Gas & Consumable Fuels — 4.4%

Cabot Oil & Gas Corp.	34,300	$2,601,998
Hess Corp.	14,200	842,628
Rosetta Resources, Inc.(2)(3)	27,845	1,279,478
SM Energy Co.	29,900	2,287,350

		$7,011,454

Personal Products — 1.0%

Estee Lauder Cos., Inc. (The), Class A	16,000	$1,562,560

		$1,562,560

Pharmaceuticals — 2.7%

Allergan, Inc.	30,100	$2,462,481
Teva Pharmaceutical Industries, Ltd. ADR	13,700	566,632
Warner Chilcott PLC, Class A	72,100	1,230,026

		$4,259,139

Professional Services — 0.5%

Odyssey Marine Exploration, Inc.(2)(3)	299,700	$839,160

		$839,160

Real Estate Investment Trusts (REITs) — 1.0%

AvalonBay Communities, Inc.	11,700	$1,595,646

		$1,595,646

See Notes to Financial Statements.
20

Multi-Cap Growth Portfolio

August 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Road & Rail — 2.5%

J.B. Hunt Transport Services, Inc.	43,300	$1,740,227
Kansas City Southern(3)	42,846	2,320,539

		$4,060,766

Semiconductors & Semiconductor Equipment — 3.4%

Cirrus Logic, Inc.(2)(3)	107,800	$1,636,404
Cypress Semiconductor Corp.(2)(3)	175,100	2,773,584
NetLogic Microsystems, Inc.(2)(3)	32,500	975,650

		$5,385,638

Software — 2.7%

Ariba, Inc.(3)	37,400	$1,014,662
Oracle Corp.	57,000	1,599,990
VMware, Inc., Class A(3)	17,400	1,641,864

		$4,256,516

Textiles, Apparel & Luxury Goods — 2.1%

NIKE, Inc., Class B	19,700	$1,707,005
Warnaco Group, Inc. (The)(3)	29,800	1,589,830

		$3,296,835

Tobacco — 1.1%

Philip Morris International, Inc.	26,200	$1,816,184

		$1,816,184

Trading Companies & Distributors — 1.6%

W.W. Grainger, Inc.	5,400	$832,140
WESCO International, Inc.(2)(3)	40,520	1,746,007

		$2,578,147

Total Common Stocks
(identified cost $140,736,496)		$154,937,930

Short-Term Investments — 13.4%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.07%(4)(5)	$16,481	$16,480,991
Eaton Vance Cash Reserves Fund, LLC, 0.08%(5)	4,905	4,904,896

Total Short-Term Investments
(identified cost $21,385,887)		$21,385,887

Total Investments — 110.5%
(identified cost $162,122,383)		$176,323,817

Covered Call Options Written — (0.0)%(6)

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Colgate-Palmolive Co.	28	$90.00	9/17/11	$(4,577)
Cummins, Inc.	50	100.00	9/17/11	(5,125)
Danaher Corp.	64	46.00	10/22/11	(13,760)
Dunkin’ Brands Group, Inc.	115	30.00	9/17/11	(1,725)
Estee Lauder Cos., Inc. (The), Class A	59	100.00	9/17/11	(10,178)
LinkedIn Corp., Class A	46	105.00	9/17/11	(1,380)
Mead Johnson Nutrition Co., Class A	24	70.00	9/17/11	(5,256)
Panera Bread Co., Class A	16	115.00	9/17/11	(5,760)
Sirius XM Radio, Inc.	3,302	2.50	9/17/11	(1,651)
Starwood Hotels & Resorts Worldwide, Inc.	20	47.00	9/17/11	(1,460)

Total Covered Call Options Written
(premiums received $64,739)				$(50,872)

Other Assets, Less Liabilities — (10.5)%				$(16,686,220)

Net Assets — 100.0%				$159,586,725

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	All or a portion of each applicable common stock for which a written call option is outstanding at August 31, 2011 has been pledged as collateral for such written option.

(2)	All or a portion of this security was on loan at August 31, 2011.

(3)	Non-income producing security.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at August 31, 2011. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2011.

(6)	Amount is less than 0.05%.

See Notes to Financial Statements.
21

Multi-Cap Growth Portfolio

August 31, 2011

Statement of Assets and Liabilities

Assets	August 31, 2011

Unaffiliated investments, at value including $15,911,301 of securities on loan (identified cost, $140,736,496)	$154,937,930
Affiliated investments, at value (identified cost, $21,385,887)	21,385,887
Dividends receivable	86,731
Interest receivable from affiliated investment	426
Receivable for investments sold	999,760
Securities lending income receivable	6,319
Tax reclaims receivable	91,664

Total assets	$177,508,717

Liabilities

Collateral for securities loaned	$16,480,991
Written options outstanding, at value (premiums received, $64,739)	50,872
Payable for investments purchased	1,245,318
Payable to affiliates:
Investment adviser fee	78,527
Accrued expenses	66,284

Total liabilities	$17,921,992

Net Assets applicable to investors’ interest in Portfolio	$159,586,725

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$145,346,911
Net unrealized appreciation	14,239,814

Total	$159,586,725

See Notes to Financial Statements.
22

Multi-Cap Growth Portfolio

August 31, 2011

Statement of Operations

Year Ended
Investment Income	August 31, 2011

Dividends (net of foreign taxes, $44,574)	$1,517,567
Securities lending income, net	133,796
Interest allocated from affiliated investment	6,992
Expenses allocated from affiliated investment	(520)

Total investment income	$1,657,835

Expenses

Investment adviser fee	$1,146,362
Trustees’ fees and expenses	6,714
Custodian fee	88,659
Legal and accounting services	46,749
Miscellaneous	6,691

Total expenses	$1,295,175

Deduct —
Reduction of custodian fee	$513

Total expense reductions	$513

Net expenses	$1,294,662

Net investment income	$363,173

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$30,975,747
Investment transactions allocated from affiliated investments	5,482
Written options	669,824
Foreign currency transactions	29,272

Net realized gain	$31,680,325

Change in unrealized appreciation (depreciation) —
Investments	$(1,351,783)
Written options	13,867
Foreign currency	(25,420)

Net change in unrealized appreciation (depreciation)	$(1,363,336)

Net realized and unrealized gain	$30,316,989

Net increase in net assets from operations	$30,680,162

See Notes to Financial Statements.
23

Multi-Cap Growth Portfolio

August 31, 2011

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	August 31, 2011	August 31, 2010

From operations —
Net investment income	$363,173	$51,463
Net realized gain from investment transactions, written options and foreign currency transactions	31,680,325	36,720,243
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(1,363,336)	(33,041,360)

Net increase in net assets from operations	$30,680,162	$3,730,346

Capital transactions —
Contributions	$103,352,587	$16,025,654
Withdrawals	(112,211,338)	(77,990,393)

Net decrease in net assets from capital transactions	$(8,858,751)	$(61,964,739)

Net increase (decrease) in net assets	$21,821,411	$(58,234,393)

Net Assets

At beginning of year	$137,765,314	$195,999,707

At end of year	$159,586,725	$137,765,314

See Notes to Financial Statements.
24

Multi-Cap Growth Portfolio

August 31, 2011

Supplementary Data

	Year Ended August 31,

Ratios/Supplemental Data	2011		2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.71%		0.74%	0.75%	0.70%	0.74%
Net investment income	0.20	%(2)	0.03%	0.57%	0.79%	0.95	%(3)
Portfolio Turnover	168	%(4)	211%	274%	206%	144%

Total Return	19.55%		(0.71)%	(30.08)%	2.84%	37.91%

Net assets, end of year (000’s omitted)	$159,587		$137,765	$196,000	$345,265	$178,064

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	Includes special dividends equal to 0.09% of average daily net assets.
(3)	Includes special dividends equal to 0.88% of average daily net assets.
(4)	Excluding the value of portfolio securities contributed as a result of an in-kind transaction, the portfolio turnover would have been 145% for the year ended August 31, 2011.

See Notes to Financial Statements.
25

Multi-Cap Growth Portfolio

August 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2011, Eaton Vance Multi-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 95.4% and 2.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

26

Multi-Cap Growth Portfolio

August 31, 2011

Notes to Financial Statements — continued

As of August 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to and including $300 million and 0.50% on average daily net assets over $300 million and is payable monthly. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended August 31, 2011, the Portfolio’s investment adviser fee amounted to $1,146,362 or 0.625% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $296,141,141 and $297,045,517, respectively, for the year ended August 31, 2011. Included in purchases is $39,321,319 representing the cost basis of long-term securities contributed in-kind in connection with the merger of Eaton Vance Global Growth Fund into Eaton Vance Multi-Cap Growth Fund during the period. The unrealized appreciation of such contributed securities at the contribution date was $2,491,955.

27

Multi-Cap Growth Portfolio

August 31, 2011

Notes to Financial Statements — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$162,119,966

Gross unrealized appreciation	$20,258,926
Gross unrealized depreciation	(6,055,075)

Net unrealized appreciation	$14,203,851

The net unrealized appreciation on foreign currency transactions at August 31, 2011 on a federal income tax basis was $24,513.

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at August 31, 2011 is included in the Portfolio of Investments.

Written call options activity for the year ended August 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	—	$—
Options written	22,068	1,020,767
Options terminated in closing purchase transactions	(3,063)	(39,822)
Options exercised	(2,198)	(265,918)
Options expired	(13,083)	(650,288)

Outstanding, end of year	3,724	$64,739

At August 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. The Portfolio writes covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Portfolio in effect, sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Portfolio retains the risk of loss, minus the premium received, should the price of the underlying stock decline. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at August 31, 2011 was as follows:

	Fair Value

	Asset Derivative	Liability Derivative(1)

Written options	$—	$(50,872)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

28

Multi-Cap Growth Portfolio

August 31, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income(1)	Derivatives Recognized in Income(2)

Written options	$669,824	$13,867

(1)	Statement of Operations location: Net realized gain (loss) – Written options.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($600 million effective September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% (0.08% effective September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2011.

7 Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended August 31, 2011 amounted to $72,794. At August 31, 2011, the value of the securities loaned and the value of the collateral received amounted to $15,911,301 and $16,480,991, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Multi-Cap Growth Portfolio

August 31, 2011

Notes to Financial Statements — continued

At August 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$21,031,634	$—		$—	$21,031,634
Consumer Staples	11,978,128	1,281,682		—	13,259,810
Energy	17,244,966	—		—	17,244,966
Financials	7,129,687	—		—	7,129,687
Health Care	21,224,122	—		—	21,224,122
Industrials	23,386,903	—		—	23,386,903
Information Technology	43,062,478	—		—	43,062,478
Materials	8,598,330	—		—	8,598,330

Total Common Stocks	$153,656,248	$1,281,682	*	$—	$154,937,930

Short-Term Investments	$—	$21,385,887		$—	$21,385,887

Total Investments	$153,656,248	$22,667,569		$—	$176,323,817

Liability Description

Covered Call Options Written	$(50,872)	$—		$—	$(50,872)

Total	$(50,872)	$—		$—	$(50,872)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2010 whose fair value was determined using Level 3 inputs. At August 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

30

Multi-Cap Growth Portfolio

August 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Multi-Cap Growth Portfolio as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2011

31

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 25, 2011, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2011. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield data and Sharpe and information ratios where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and/or the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

32

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Board of Trustees’ Contract Approval — continued

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2011, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, fifteen, seven, eight and twelve times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Multi-Cap Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Multi-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2010 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

33

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

34

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor; formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (2006-2009) (open-end registered investment company); Partner, Coopers and Lybrand L.L.P. (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

35

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President	Of the Trust since 2011 and of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

36

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance
Multi-Cap Growth Fund

August 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

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Investment Adviser of Multi-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Multi-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

444-10/11	GFSRC

Eaton Vance Worldwide Health Sciences Fund Annual Report August 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2011
Eaton Vance
Worldwide Health Sciences Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	19 and 31
Federal Tax Information	20
Special Meeting of Shareholders	32
Board of Trustees’ Contract Approval	33
Management and Organization	36
Important Notices	39

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2011
Management’s Discussion of Fund Performance
Portfolio Managers Samuel D. Isaly, Lead Portfolio Manager; Sven H. Borho, CFA; Geoffrey C. Hsu, CFA; Richard D. Klemm, Ph.D., CFA and Trevor M. Polischuk, Ph.D. each of OrbiMed Advisors LLC.
Economic and Market Conditions
Global equity markets were especially volatile during the 12 months ending August 31, 2011. Encouraged early in the period by what appeared to be a quickening pace of economic recovery, investors drove global equity prices to solid gains. But that momentum began to sputter during the late spring and summer of 2011, backsliding on ongoing news of the sovereign debt crisis in Europe, rising fiscal and political uncertainty in Washington, D.C., and growing fears of a slowing of global economic growth. The overall slowdown prompted the financial markets to shift gears—from “risk-on” to “risk-off”—by the close of the 12-month period, with risk-associated assets such as stocks, corporate bonds and commodities selling off sharply in the second half in favor of safer havens.
On the whole, however, global equities fared well for the 12-month period. The developed markets, as represented by the MSCI World Index, rose 14.46%. Despite persistent worries about sovereign debt in the euro zone, the FTSE Eurotop 100 Index advanced 9.51% for the period, and the broader-based MSCI Europe, Australasia, Far East (MSCI EAFE) Index was up 10.01%. In Japan, the Nikkei-225 Stock Average gained 11.44%. Emerging markets proved to be somewhat weaker than developed markets for the period, with the MSCI Emerging Markets Index rising 9.07%.1
The MSCI World Health Care Index1, a proxy for global health care stocks, produced a 19.40% gain for the 12 months, outpacing the broader measures of world stock market performance. The strong relative performance of health care was driven by a number of factors, among them: passage of health care reform legislation in the U.S., which removed some of the uncertainty about the impact of that reform on companies in the sector; generally attractive valuations for health care stocks relative to the broader market; and a shift in investor sentiment toward more-defensive sectors as the equity markets shed risk during the spring and summer months of 2011.
Management Discussion
The Fund produced a double-digit gain for the fiscal year ending August 31, 2011, but trailed its benchmarks, the MSCI World Health Care Index and the S&P 500 Index.
The Fund underperformed for various reasons. Its overweighted exposure to Japan was a significant detracting factor, as the devastating earthquake that hit the country in March caused a massive sell-off of the Japanese stock market. In addition, stock selection in the Japanese generic drugs industry hurt relative performance. The Fund’s traditional bias toward biotechnology over pharmaceuticals also detracted, as the “pharma” sector generally performed well during the period and “biotech” didn’t do as well. Security selection in a few instances in the biotech sector hurt as well.
On the upside, the Fund’s holdings in the specialty pharmaceuticals sector performed well during the 12 months. Security selection in the large pharma space also helped, as did the Fund’s selective holdings in the managed care subsector, most of them based in the U.S.
Management continued to overweight the biotechnology sector, with primary emphasis on U.S.-based biotech companies and relatively modest biotech positions in Europe and Japan. Within the sector, management began to put greater focus on small, emerging biotech companies and to underweight larger biotechnology firms, believing that there is greater growth potential within the emerging biotech space. At period end, the Fund was underweighted in large-cap pharmaceuticals, but selectively owned some names there that management considered attractive. It remained overweighted in specialty pharma, generic pharma and managed care, and underweighted in medical devices.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www. eatonvance. com.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2011
Performance2

	Class A	Class B	Class C	Class I	Class R
Symbol	ETHSX	EMHSX	ECHSX	EIHSX	ERHSX
Inception Date	7/26/85	9/23/96	1/5/98	10/1/09	9/8/03

% Average Annual Total Returns at NAV

One Year	13.16	12.30	12.30	13.48	12.88
Five Years	5.00	4.22	4.22	N.A.	4.74
Ten Years	3.90	3.12	3.12	N.A.	N.A.
Since Inception	13.07	9.24	9.01	8.10	4.91

% SEC Average Annual Total Returns with maximum sales charge

One Year	6.61	7.30	11.30	13.48	12.88
Five Years	3.76	3.94	4.22	N.A.	4.74
Ten Years	3.28	3.12	3.12	N.A.	N.A.
Since Inception	12.81	9.24	9.01	8.10	4.91

% Maximum Sales Charge	Class A	Class B	Class C	Class I	Class R

	5.75	5.00	1.00	None	None

% Total Annual Operating Expense Ratios[3]	Class A	Class B	Class C	Class I	Class R

	1.83	2.58	2.58	1.58	2.08

% Comparative Performance[1]	One Year	Five Years	Ten Years

MSCI World Health Care Index*	19.40	1.51	2.92
S&P 500 Index	18.50	0.78	2.70

*	Source: MSCI.
Performance of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	8/31/01	$13,605	N.A.
Class C	8/31/01	$13,602	N.A.
Class I	10/1/09	$11,612	N.A.
Class R	9/8/03	$14,664	N.A.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www. eatonvance. com.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2011
Fund Profile4
Regional Allocation (% of net assets)
Market Capitalization (% of net assets)
Top 10 Holdings (% of net assets)5

Novartis AG	7.5
Roche Holding AG PC	5.5
Mitsubishi Tanabe Pharma Corp.	5.3
Allergan, Inc.	4.9
Pfizer, Inc.	4.2
Bristol-Myers Squibb Co.	3.6
Sanofi SA	3.5
Merck & Co., Inc.	3.5
WellPoint, Inc.	3.2
Sawai Pharmaceutical Co., Ltd.	3.1

Total	44.3

See Endnotes and Additional Disclosures on page 5.

Eaton Vance
Worldwide Health Sciences Fund
August 31,2011
Endnotes and Additional Disclosures

1.	Effective 8/1/2011, the Fund’s primary benchmark changed from the S&P 500 Index to the MSCI World Health Care Index, as it was deemed by the portfolio managers to be a more appropriate primary benchmark for the Fund. The S&P 500 Index became a secondary benchmark for one year from the effective date. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Health Care Index is an unmanaged benchmark of health care sector equities within the MSCI World Index. These indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. Nikkei-225 Stock Average is an unmanaged, price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. It is not possible to invest directly in an index.

2.	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. SEC Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Prior to January 1, 2011, Class A, Class I and Class R shares were subject to a 1% redemption fee on redemptions or exchanges within 90 days of settlement of purchase.

3.	Source: Fund prospectus.

4.	Fund primarily invests in an affiliated investment company (“Portfolio”) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

5.	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2011 – August 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(3/1/11)	(8/31/11)	(3/1/11 – 8/31/11)	Ratio

Actual
Class A	$1,000.00	$1,002.10	$9.94	1.97%
Class B	$1,000.00	$998.00	$13.70	2.72%
Class C	$1,000.00	$998.00	$13.70	2.72%
Class I	$1,000.00	$1,003.10	$8.68	1.72%
Class R	$1,000.00	$1,001.00	$11.20	2.22%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.30	$10.01	1.97%
Class B	$1,000.00	$1,011.50	$13.79	2.72%
Class C	$1,000.00	$1,011.50	$13.79	2.72%
Class I	$1,000.00	$1,016.50	$8.74	1.72%
Class R	$1,000.00	$1,014.00	$11.27	2.22%
*    Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Statement of Assets and Liabilities

Assets	August 31, 2011

Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $895,812,510)	$1,022,210,375
Receivable for Fund shares sold	475,031

Total assets	$1,022,685,406

Liabilities

Payable for Fund shares redeemed	$2,400,849
Payable to affiliates:
Administration fee	203,727
Distribution and service fees	376,580
Accrued expenses	453,530

Total liabilities	$3,434,686

Net Assets	$1,019,250,720

Sources of Net Assets

Paid-in capital	$803,835,869
Accumulated net realized gain from Portfolio	88,999,934
Accumulated undistributed net investment income	17,052
Net unrealized appreciation from Portfolio	126,397,865

Total	$1,019,250,720

Class A Shares

Net Assets	$671,124,034
Shares Outstanding	69,334,086
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.68
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.27

Class B Shares

Net Assets	$68,486,563
Shares Outstanding	6,896,329
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.93

Class C Shares

Net Assets	$202,021,064
Shares Outstanding	20,344,701
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.93

Class I Shares

Net Assets	$53,255,341
Shares Outstanding	5,476,972
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.72

Class R Shares

Net Assets	$24,363,718
Shares Outstanding	2,425,496
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.04

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Statement of Operations

Year Ended
Investment Income	August 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $1,148,388)	$22,619,738
Interest allocated from Portfolio	40,731
Expenses allocated from Portfolio	(13,298,072)

Total investment income from Portfolio	$9,362,397

Expenses

Management fee	$2,423,355
Administration fee	203,727
Distribution and service fees
Class A	1,798,121
Class B	903,872
Class C	2,186,537
Class R	110,090
Trustees’ fees and expenses	500
Custodian fee	38,039
Transfer and dividend disbursing agent fees	2,065,056
Legal and accounting services	45,033
Printing and postage	525,938
Registration fees	78,137
Miscellaneous	106,623

Total expenses	$10,485,028

Net investment loss	$(1,122,631)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$95,883,216
Foreign currency transactions	(806,847)

Net realized gain	$95,076,369

Change in unrealized appreciation (depreciation) —
Investments	$38,951,912
Foreign currency	638,732

Net change in unrealized appreciation (depreciation)	$39,590,644

Net realized and unrealized gain	$134,667,013

Net increase in net assets from operations	$133,544,382

See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Statements of Changes in Net Assets

	Year Ended August 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(1,122,631)	$(13,427,928)
Net realized gain from investment and foreign currency transactions	95,076,369	67,003,128
Net change in unrealized appreciation (depreciation) from investments and foreign currency	39,590,644	(5,990,327)

Net increase in net assets from operations	$133,544,382	$47,584,873

Distributions to shareholders —
From net realized gain
Class A	$(43,626,616)	$(566,434)
Class B	(5,589,259)	(119,565)
Class C	(12,980,745)	(178,294)
Class I	(2,574,717)	(28,566)
Class R	(1,191,086)	(11,573)

Total distributions to shareholders	$(65,962,423)	$(904,432)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$82,403,304	$77,400,090
Class B	5,667,459	3,832,417
Class C	13,280,143	13,830,163
Class I	28,026,873	44,747,263
Class R	12,070,650	8,649,695
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	38,665,016	508,776
Class B	4,711,558	102,673
Class C	9,482,658	129,908
Class I	1,162,547	9,229
Class R	1,065,082	10,421
Cost of shares redeemed
Class A	(202,186,459)	(219,819,068)
Class B	(19,592,428)	(37,586,513)
Class C	(44,221,219)	(49,648,730)
Class I	(16,810,237)	(7,539,094)
Class R	(7,183,550)	(5,192,084)
Net asset value of shares exchanged
Class A	27,857,728	57,681,329
Class B	(27,857,728)	(57,681,329)
Redemption fees	8,423	24,228

Net decrease in net assets from Fund share transactions	$(93,450,180)	$(170,540,626)

Net decrease in net assets	$(25,868,221)	$(123,860,185)

Net Assets

At beginning of year	$1,045,118,941	$1,168,979,126

At end of year	$1,019,250,720	$1,045,118,941

Accumulated undistributed net investment income included in net assets

At end of year	$17,052	$—

See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Financial Highlights

	Class A

	Year Ended August 31,

	2011		2010	2009	2008		2007

Net asset value — Beginning of year	$9.110		$8.730	$10.900	$11.950		$11.230

Income (Loss) From Operations

Net investment income (loss)(1)	$0.010	(2)	$(0.086)	$(0.087)	$(0.033)		$(0.049)
Net realized and unrealized gain (loss)	1.170		0.473	(0.737)	0.783		0.940

Total income (loss) from operations	$1.180		$0.387	$(0.824)	$0.750		$0.891

Less Distributions

From net realized gain	$(0.610)		$(0.007)	$(1.346)	$(1.800)		$(0.171)

Total distributions	$(0.610)		$(0.007)	$(1.346)	$(1.800)		$(0.171)

Redemption fees(1)	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000	(3)	$0.000	(3)

Net asset value — End of year	$9.680		$9.110	$8.730	$10.900		$11.950

Total Return(4)	13.16%		4.44%	(6.40)%	6.86%		8.00%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$671,124		$679,193	$734,686	$1,031,342		$1,058,768
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.96	%(7)	2.07%	2.11%	1.52	%(7)	1.32	%(7)
Net investment income (loss)	0.10	%(2)	(0.94)%	(1.03)%	(0.31)%		(0.42)%
Portfolio Turnover of the Portfolio	43%		48%	54%	69%		46%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.066 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.57)%.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the years ended August 31, 2008 and 2007).

See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Financial Highlights — continued

	Class B

	Year Ended August 31,

	2011		2010	2009	2008		2007

Net asset value — Beginning of year	$9.400		$9.070	$11.340	$12.450		$11.780

Income (Loss) From Operations

Net investment loss(1)	$(0.055	)(2)	$(0.161)	$(0.158)	$(0.118)		$(0.142)
Net realized and unrealized gain (loss)	1.195		0.498	(0.766)	0.808		0.983

Total income (loss) from operations	$1.140		$0.337	$(0.924)	$0.690		$0.841

Less Distributions

From net realized gain	$(0.610)		$(0.007)	$(1.346)	$(1.800)		$(0.171)

Total distributions	$(0.610)		$(0.007)	$(1.346)	$(1.800)		$(0.171)

Redemption fees(1)	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000	(3)	$0.000	(3)

Net asset value — End of year	$9.930		$9.400	$9.070	$11.340		$12.450

Total Return(4)	12.30%		3.72%	(7.10)%	6.03%		7.20%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$68,487		$98,854	$182,893	$321,888		$429,929
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.71	%(7)	2.82%	2.86%	2.27	%(7)	2.07	%(7)
Net investment loss	(0.54	)%(2)	(1.71)%	(1.79)%	(1.06)%		(1.17)%
Portfolio Turnover of the Portfolio	43%		48%	54%	69%		46%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.079 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.32)%.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the years ended August 31, 2008 and 2007).

See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Financial Highlights — continued

	Class C

	Year Ended August 31,

	2011		2010	2009	2008		2007

Net asset value — Beginning of year	$9.400		$9.070	$11.350	$12.450		$11.780

Income (Loss) From Operations

Net investment loss(1)	$(0.065	)(2)	$(0.160)	$(0.157)	$(0.118)		$(0.142)
Net realized and unrealized gain (loss)	1.205		0.497	(0.777)	0.818		0.983

Total income (loss) from operations	$1.140		$0.337	$(0.934)	$0.700		$0.841

Less Distributions

From net realized gain	$(0.610)		$(0.007)	$(1.346)	$(1.800)		$(0.171)

Total distributions	$(0.610)		$(0.007)	$(1.346)	$(1.800)		$(0.171)

Redemption fees(1)	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000	(3)	$0.000	(3)

Net asset value — End of year	$9.930		$9.400	$9.070	$11.350		$12.450

Total Return(4)	12.30%		3.72%	(7.18)%	6.12%		7.20%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$202,021		$210,624	$237,891	$298,695		$339,812
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.71	%(7)	2.82%	2.86%	2.27	%(7)	2.07	%(7)
Net investment loss	(0.64	)%(2)	(1.69)%	(1.80)%	(1.06)%		(1.17)%
Portfolio Turnover of the Portfolio	43%		48%	54%	69%		46%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.070 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.32)%.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the years ended August 31, 2008 and 2007).

See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Financial Highlights — continued

	Class I

	Year Ended		Period Ended
	August 31, 2011		August 31, 2010(1)

Net asset value — Beginning of period	$9.120		$8.920

Income (Loss) From Operations

Net investment income (loss)(2)	$0.025	(3)	$(0.053)
Net realized and unrealized gain	1.185		0.260

Total income from operations	$1.210		$0.207

Less Distributions

From net realized gain	$(0.610)		$(0.007)

Total distributions	$(0.610)		$(0.007)

Redemption fees(2)	$0.000	(4)	$0.000	(4)

Net asset value — End of period	$9.720		$9.120

Total Return(5)	13.48%		2.32	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$53,255		$38,988
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	1.71	%(9)	1.82	%(10)
Net investment income (loss)	0.25	%(3)	(0.63	)%(10)
Portfolio Turnover of the Portfolio	43%		48	%(11)

(1)	For the period from the commencement of operations, October 1, 2009, to August 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.058 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.33)%.
(4)	Amount is less than $0.0005.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(6)	Not annualized.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(9)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).
(10)	Annualized.
(11)	For the Portfolio’s year ended August 31, 2010.

See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Financial Highlights — continued

	Class R

	Year Ended August 31,

	2011		2010	2009	2008		2007

Net asset value — Beginning of year	$9.450		$9.080	$11.300	$12.350		$11.630

Income (Loss) From Operations

Net investment loss(1)	$(0.026	)(2)	$(0.111)	$(0.113)	$(0.061)		$(0.082)
Net realized and unrealized gain (loss)	1.226		0.488	(0.761)	0.811		0.973

Total income (loss) from operations	$1.200		$0.377	$(0.874)	$0.750		$0.891

Less Distributions

From net realized gain	$(0.610)		$(0.007)	$(1.346)	$(1.800)		$(0.171)

Total distributions	$(0.610)		$(0.007)	$(1.346)	$(1.800)		$(0.171)

Redemption fees(1)	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000	(3)	$0.000	(3)

Net asset value — End of year	$10.040		$9.450	$9.080	$11.300		$12.350

Total Return(4)	12.88%		4.16%	(6.63)%	6.62%		7.73%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,364		$17,461	$13,508	$10,386		$7,265
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.21	%(7)	2.32%	2.36%	1.77	%(7)	1.57	%(7)
Net investment loss	(0.25	)%(2)	(1.17)%	(1.30)%	(0.55)%		(0.68)%
Portfolio Turnover of the Portfolio	43%		48%	54%	69%		46%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.058 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.82)%.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the years ended August 31, 2008 and 2007).

See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.7% at August 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Redemption Fees — Upon the redemption or exchange of shares by Class A, Class I and Class R shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A, Class I and Class R shares are no longer subject to a redemption fee.

I Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2011 and August 31, 2010 was as follows:

	Year Ended August 31,

	2011	2010

Distributions declared from:
Long-term capital gains	$65,962,423	$904,432

During the year ended August 31, 2011, accumulated net realized gain was increased by $806,847, accumulated net investment loss was decreased by $1,139,683 and paid-in capital was decreased by $1,946,530 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$90,170,978
Net unrealized appreciation	$125,243,873

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3 Administration Fee and Other Transactions with Affiliates

Effective August 1, 2011, the administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, 0.23% on net assets of $500 million but less than $1 billion, 0.21% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more, and is payable monthly. For the period from August 1, 2011 through August 31, 2011, the administration fee amounted to $203,727 or 0.24% (annualized) of the Fund’s average daily net assets. Prior to August 1, 2011, EVM earned a management fee as compensation for management and administration of the business affairs of the Fund. The fee was computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, 0.233% on net assets of $500 million but less than $1 billion, 0.217% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more, and was payable monthly. For the period from September 1, 2010 through July 31, 2011, the management fee amounted to $2,423,355 or 0.24% (annualized) of the Fund’s average daily net assets.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2011, EVM earned $93,807 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $64,033 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2011. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the administration and/or management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organization.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Notes to Financial Statements — continued

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2011 amounted to $1,798,121 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2011, the Fund paid or accrued to EVD $677,904 and $1,639,903 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $9,167,000 and $60,995,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2011, the Fund paid or accrued to EVD $55,045 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2011 amounted to $225,968, $546,634 and $55,045 for Class B, Class C and Class R shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2011, the Fund was informed that EVD received approximately $2,000, $70,000 and $9,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended August 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $12,495,379 and $182,586,691, respectively.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Notes to Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,

Class A	2011	2010

Sales	8,296,262	8,457,971
Issued to shareholders electing to receive payments of distributions in Fund shares	4,122,070	56,406
Redemptions	(20,461,250)	(24,342,490)
Exchange from Class B shares	2,802,926	6,242,388

Net decrease	(5,239,992)	(9,585,725)

	Year Ended August 31,

Class B	2011	2010

Sales	553,905	401,265
Issued to shareholders electing to receive payments of distributions in Fund shares	487,235	10,969
Redemptions	(1,939,765)	(4,019,997)
Exchange to Class A shares	(2,724,898)	(6,028,006)

Net decrease	(3,623,523)	(9,635,769)

	Year Ended August 31,

Class C	2011	2010

Sales	1,315,783	1,454,042
Issued to shareholders electing to receive payments of distributions in Fund shares	980,626	13,879
Redemptions	(4,367,518)	(5,269,412)

Net decrease	(2,071,109)	(3,801,491)

	Year Ended	Period Ended
Class I	August 31, 2011	August 31, 2010(1)

Sales	2,779,797	5,094,165
Issued to shareholders electing to receive payments of distributions in Fund shares	123,543	1,023
Redemptions	(1,699,497)	(822,059)

Net increase	1,203,843	4,273,129

	Year Ended August 31,

Class R	2011	2010

Sales	1,170,153	907,226
Issued to shareholders electing to receive payments of distributions in Fund shares	109,239	1,111
Redemptions	(701,142)	(548,327)

Net increase	578,250	360,010

(1)	Class I commenced operations on October 1, 2009.

For the years ended August 31, 2011 and August 31, 2010, the Fund received $8,423 and $24,228, respectively, in redemption fees.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2011

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $23,537,242, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gains Dividends. The Fund designates $65,962,423 as a capital gain dividend.

Worldwide Health Sciences Portfolio

August 31, 2011

Portfolio of Investments

Common Stocks — 91.34%

			Percentage of
Security	Shares	Value	Net Assets

Major Capitalization – Europe — 20.71%(1)

Elan Corp. PLC ADR(2)	1,288,200	$13,745,094	1.34%
Novartis AG	1,326,000	77,370,776	7.54
Roche Holding AG PC	323,000	56,481,079	5.51
Sanofi SA	494,739	36,080,324	3.52
Shire PLC ADR	229,700	22,303,870	2.17
Teva Pharmaceutical Industries, Ltd. ADR	155,200	6,419,072	0.63

		$212,400,215	20.71%

Major Capitalization – Far East — 7.29%(1)

Mitsubishi Tanabe Pharma Corp.	3,205,200	$54,139,915	5.28%
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	11,200,000	14,061,845	1.37
Sinopharm Group Co., Ltd., Class H	2,687,100	6,532,824	0.64

		$74,734,584	7.29%

Major Capitalization – North America — 43.97%(1)

Aetna, Inc.	476,800	$19,086,304	1.86%
Allergan, Inc.	610,000	49,904,100	4.87
Baxter International, Inc.	190,000	10,636,200	1.04
Bristol-Myers Squibb Co.	1,245,600	37,056,600	3.61
Cardinal Health, Inc.	185,000	7,862,500	0.77
Celgene Corp.(2)	240,000	14,272,800	1.39
Express Scripts, Inc.(2)	375,000	17,602,500	1.72
HCA Holdings, Inc.(2)	330,000	6,609,900	0.64
Hospira, Inc.(2)	205,000	9,471,000	0.92
Humana, Inc.	185,000	14,363,400	1.40
Illumina, Inc.(2)	310,000	16,151,000	1.57
Life Technologies Corp.(2)	321,800	13,515,600	1.32
McKesson Corp.	97,000	7,753,210	0.76
Merck & Co., Inc.	1,085,100	35,938,512	3.50
Mylan, Inc.(2)	350,000	7,266,000	0.71
Pfizer, Inc.	2,275,000	43,179,500	4.21
Pharmasset, Inc.(2)	80,000	10,505,600	1.02
Stryker Corp.	220,000	10,744,800	1.05
Thermo Fisher Scientific, Inc.(2)	363,200	19,950,576	1.95
UnitedHealth Group, Inc.	650,000	30,888,000	3.01
Watson Pharmaceuticals, Inc.(2)	356,000	23,894,720	2.33
WellPoint, Inc.	510,000	32,283,000	3.15
Zimmer Holdings, Inc.(2)	210,000	11,946,900	1.17

		$450,882,722	43.97%

Small & Mid Capitalization – Europe — 3.82%(1)

Given Imaging, Ltd.(2)	500,000	$7,750,000	0.76%
Hikma Pharmaceuticals PLC	1,019,000	9,964,952	0.97
Medivir AB, Class B(2)	164,100	2,508,056	0.24
Warner Chilcott PLC, Class A	1,110,600	18,946,836	1.85

		$39,169,844	3.82%

Small & Mid Capitalization – Far East — 7.67%(1)

Nichi-Iko Pharmaceutical Co., Ltd.	865,000	$23,268,440	2.27%
Sawai Pharmaceutical Co., Ltd.	315,000	32,225,170	3.14
Towa Pharmaceutical Co., Ltd.	470,000	23,155,030	2.26

		$78,648,640	7.67%

Small & Mid Capitalization – North America — 7.88%(1)

Align Technology, Inc.(2)	675,000	$12,892,500	1.26%
BioMarin Pharmaceutical, Inc.(2)	715,900	21,179,902	2.06
Exact Sciences Corp.(2)	800,000	6,184,000	0.60
Human Genome Sciences, Inc.(2)	436,000	5,611,320	0.55
Incyte Corp.(2)	1,163,000	18,689,410	1.82
NPS Pharmaceuticals, Inc.(2)	1,134,500	8,463,370	0.82
PerkinElmer, Inc.	155,000	3,544,850	0.35
Sequenom, Inc.(2)	700,000	4,291,000	0.42

		$80,856,352	7.88%

Total Common Stocks
(identified cost $811,226,457)		$936,692,357

Call Options Purchased — 0.00%

	Number of	Strike	Expiration		Percentage of
Description	Contracts	Price	Date	Value	Net Assets

Small & Mid Capitalization – North America — 0.00%(1)

Orchid Cellmark, Inc.(2)(3)	649	$8.05	9/20/11	$0	0.00%
Orchid Cellmark, Inc.(2)(3)	1,600	21.70	12/12/11	0	0.00

Total Call Options Purchased
(identified cost $0)				$0

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Portfolio of Investments — continued

Short-Term Investments — 8.35%

	Interest		Percentage of
Description	(000’s Omitted)	Value	Net Assets

Eaton Vance Cash Reserves Fund, LLC, 0.08%(4)	$85,682	$85,681,951	8.35%

Total Short-Term Investments
(identified cost $85,681,951)		$85,681,951

Total Investments
(identified cost $896,908,408)		$1,022,374,308	99.69%

Other Assets, Less Liabilities		$3,155,440	0.31%

Net Assets		$1,025,529,748	100.00%

ADR	- American Depositary Receipt
PC	- Participation Certificate

(1)	Major Capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)	Non-income producing security.

(3)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2011.

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Statement of Assets and Liabilities

Assets	August 31, 2011

Unaffiliated investments, at value (identified cost, $811,226,457)	$936,692,357
Affiliated investment, at value (identified cost, $85,681,951)	85,681,951
Dividends receivable	504,900
Interest receivable from affiliated investment	3,940
Tax reclaims receivable	3,740,081

Total assets	$1,026,623,229

Liabilities

Payable to affiliates:
Investment adviser fee	$660,922
Management fee	305,040
Accrued expenses	127,519

Total liabilities	$1,093,481

Net Assets applicable to investors’ interest in Portfolio	$1,025,529,748

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$899,354,270
Net unrealized appreciation	126,175,478

Total	$1,025,529,748

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Statement of Operations

Year Ended
Investment Income	August 31, 2011

Dividends (net of foreign taxes, $1,148,404)	$22,626,122
Interest allocated from affiliated investment	40,777
Expenses allocated from affiliated investment	(4,230)

Total investment income	$22,662,669

Expenses

Investment adviser fee	$10,944,694
Administration fee	2,175,804
Management fee	305,040
Trustees’ fees and expenses	36,544
Custodian fee	321,180
Legal and accounting services	121,772
Miscellaneous	25,500

Total expenses	$13,930,534

Deduct —
Reduction of custodian fee	$49
Waiver of investment adviser fee	624,701

Total expense reductions	$624,750

Net expenses	$13,305,784

Net investment income	$9,356,885

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$95,845,137
Investment transactions allocated from affiliated investment	1,726
Foreign currency transactions	(806,696)

Net realized gain	$95,040,167

Change in unrealized appreciation (depreciation) —
Investments	$38,661,871
Foreign currency	639,355

Net change in unrealized appreciation (depreciation)	$39,301,226

Net realized and unrealized gain	$134,341,393

Net increase in net assets from operations	$143,698,278

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Statements of Changes in Net Assets

	Year Ended August 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income (loss)	$9,356,885	$(2,368,770)
Net realized gain from investment and foreign currency transactions	95,040,167	67,003,143
Net change in unrealized appreciation (depreciation) from investments and foreign currency	39,301,226	(5,990,326)

Net increase in net assets from operations	$143,698,278	$58,644,047

Capital transactions —
Contributions	$16,518,692	$15,272,246
Withdrawals	(182,959,807)	(198,132,953)

Net decrease in net assets from capital transactions	$(166,441,115)	$(182,860,707)

Net decrease in net assets	$(22,742,837)	$(124,216,660)

Net Assets

At beginning of year	$1,048,272,585	$1,172,489,245

At end of year	$1,025,529,748	$1,048,272,585

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Supplementary Data

	Year Ended August 31,

Ratios/Supplemental Data	2011		2010	2009	2008		2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.21	%(2)	1.32%	1.34%	0.81	%(2)	0.62	%(2)
Net investment income (loss)	0.85	%(3)	(0.21)%	(0.28)%	0.39%		0.28%
Portfolio Turnover	43%		48%	54%	69%		46%

Total Return	14.00%		5.22%	(5.67)%	7.62%		8.76%

Net assets, end of year (000’s omitted)	$1,025,530		$1,048,273	$1,172,489	$1,664,556		$1,841,728

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	The investment adviser waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the years ended August 31, 2008 and 2007).
(3)	Includes special dividends equal to 0.68% of average daily net assets.

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2011, Eaton Vance Worldwide Health Sciences Fund held an interest of 99.7% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

Worldwide Health Sciences Portfolio

August 31, 2011

Notes to Financial Statements — continued

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors LLC (OrbiMed) as compensation for investment advisory services rendered to the Portfolio. Pursuant to the amended and restated investment advisory agreement between the Portfolio and OrbiMed effective August 1, 2011, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets up to $500 million, 0.47% on net assets of $500 million but less than $1 billion, 0.43% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more, and is payable monthly. In addition, OrbiMed’s fee is subject to an upward or downward performance adjustment of up to 0.15% of the average daily net assets of the Portfolio depending on whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period, except during the transition period (i.e., the 36-month period ended July 31, 2014). During the transition period, the performance adjustment is based on the blended record of (i) the S&P 500 Index for the period prior to August 1, 2011 and (ii) the MSCI World Health Care Index for the period after August 1, 2011. Prior to August 1, 2011, OrbiMed received a fee equal to 1.00% annually of the Portfolio’s average daily net assets up to $30 million, 0.90% of the next $20 million, 0.75% of the next $450 million, 0.70% on net assets of $500 million but less than $1 billion, 0.65% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more, and was payable monthly. In addition, OrbiMed’s fee was subject to an upward or downward performance adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the S&P 500 Index over a 36-month performance period. The Portfolio invests its cash in Cash Reserves Fund. EVM does not receive a fee for advisory services provided to Cash Reserves Fund. For the year ended August 31, 2011, the Portfolio’s investment adviser fee amounted to $10,944,694 or 0.99% of the Portfolio’s average daily net assets, including an upward performance adjustment of $3,145,387.

OrbiMed had also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker/dealers in execution of security transactions attributed to the Portfolio that was consideration for third-party research services. For the year ended August 31, 2011, OrbiMed waived $624,701 of its investment adviser fee.

Effective August 1, 2011, the management fee is earned by EVM, as compensation for administrative, compliance and oversight services rendered to the Portfolio. The fee is computed at an annual rate of 0.375% of the Portfolio’s average daily net assets up to $500 million, 0.34% on net assets of $500 million but less than $1 billion, 0.31% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more. For the period from August 1, 2011 through August 31, 2011, the management fee amounted to $305,040 or 0.36% (annualized) of the Portfolio’s average daily net assets. Prior to August 1, 2011, EVM earned an administration fee as compensation for administrative services rendered to the Portfolio. The fee was computed at an annual rate of 0.225% of the Portfolio’s average daily net assets up to $500 million, 0.208% on net assets of $500 million but less than $1 billion, 0.192% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more. For the period from September 1, 2010 through July 31, 2011, the administration fee amounted to $2,175,804 or 0.21% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of OrbiMed’s or EVM’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser, administration and management fees. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

Worldwide Health Sciences Portfolio

August 31, 2011

Notes to Financial Statements — continued

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $458,958,363 and $673,737,009, respectively, for the year ended August 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$898,062,400

Gross unrealized appreciation	$164,968,084
Gross unrealized depreciation	(40,656,176)

Net unrealized appreciation	$124,311,908

The net unrealized appreciation on foreign currency transactions at August 31, 2011 on a federal income tax basis was $709,578.

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($600 million effective September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% (0.08% effective September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2011.

6 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7 Concentration of Risk

As the Portfolio concentrates its investments in medical research and the health care industry, it will likely be affected by events that adversely affect that industry. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio’s shares can also be impacted by regulatory activities that affect health sciences companies.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

Worldwide Health Sciences Portfolio

August 31, 2011

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Major Capitalization – Europe	$42,468,036	$169,932,179		$—	$212,400,215
Major Capitalization – Far East	—	74,734,584		—	74,734,584
Major Capitalization – North America	450,882,722	—		—	450,882,722
Small & Mid Capitalization – Europe	26,696,836	12,473,008		—	39,169,844
Small & Mid Capitalization – Far East	—	78,648,640		—	78,648,640
Small & Mid Capitalization – North America	80,856,352	—		—	80,856,352

Total Common Stocks	$600,903,946	$335,788,411	*	$—	$936,692,357

Call Options Purchased	$—	$—		$0	$0
Short-Term Investments	—	85,681,951		—	85,681,951

Total Investments	$600,903,946	$421,470,362		$0	$1,022,374,308

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The only Level 3 activity during the year ended August 31, 2011 was the expiration of a call option that was valued at $0 at August 31, 2010, with no gain or loss to the Portfolio. At August 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Worldwide Health Sciences Portfolio

August 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Worldwide Health Sciences Portfolio:

We have audited the accompanying statement of assets and liabilities of Worldwide Health Sciences Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2011

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Special Meeting of Shareholders

Eaton Vance Worldwide Health Sciences Fund

The Fund held a Special Meeting of Shareholders on July 1, 2011 to approve an amended and restated investment advisory agreement between OrbiMed Advisors LLC (“OrbiMed”) and Worldwide Health Sciences Portfolio (the “Portfolio”), the registered investment company in which the Fund invests, and to approve a new management agreement between Eaton Vance Management (“EVM”) and the Portfolio, which will replace the current administration agreement between EVM and the Portfolio. The results of the vote were as follows:

	Number of Shares
				Uninstructed
	Affirmative	Against	Abstain	Shares*

Proposal 1: To approve an amended and restated investment advisory agreement between OrbiMed and the Portfolio.	38,229,089	1,208,784	1,726,383	13,618,638
Proposal 2: To approve a new management agreement between EVM and the Portfolio.	37,833,118	1,593,591	1,737,546	13,618,638

Worldwide Health Sciences Portfolio

The Portfolio held a Special Meeting of Interestholders on July 1, 2011 to approve an amended and restated Investment Advisory Agreement between OrbiMed and the Portfolio and to approve a new management agreement between EVM and the Portfolio, which will replace the current administration agreement between EVM and the Portfolio. The results of the vote were as follows:

	Interest in the Portfolio
				Uninstructed
	Affirmative	Against	Abstain	Shares*

Proposal 1: To approve an amended and restated investment advisory agreement between OrbiMed and the Portfolio.	70%	2%	3%	25%
Proposal 2: To approve a new management agreement between EVM and the Portfolio.	69%	3%	3%	25%

*	Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the Proposals. Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.

Results are rounded to the nearest whole number.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At an in-person meeting held on February 7, 2011, the Board of Trustees (the “Board”) of the Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, including a majority of the Independent Trustees, considered a proposal to approve an amended and restated investment advisory agreement pursuant to which OrbiMed Advisors LLC (“OrbiMed”) will continue to provide investment advisory services to the Portfolio (the “Proposed OrbiMed Agreement”) and a new management agreement with Eaton Vance Management (“EVM”) pursuant to which EVM will be responsible for the administration, compliance and oversight of the Portfolio (the “Proposed EVM Agreement”). The Board of the Fund also considered a proposal to approve a new agreement for administrative services with EVM (the “New Administration Agreement”). The Proposed OrbiMed Agreement and the Proposed EVM Agreement (collectively, the “New Agreements”) are subject to approval by shareholders of the Fund (as an interestholder of the Portfolio) and, if approved by shareholders, would replace the current advisory agreement between OrbiMed and the Portfolio and the current administration agreement between EVM and the Portfolio (collectively, the “Current Agreements”). At such time, the New Administration Agreement also would become effective. The Board reviewed information with respect to the Fund, the Portfolio and the approval of other investment advisory agreements for other Eaton Vance Funds that was furnished by OrbiMed and EVM for meetings in 2010 and in February 2011. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the Portfolio and the anticipated expense ratio of the Fund and the Portfolio;
•	Comparative information concerning fees charged by EVM and its affiliates and OrbiMed for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Fund and the Portfolio;
•	Profitability analyses for EVM and OrbiMed with respect to the Fund and the Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund and the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by EVM and OrbiMed as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” and/or client commission arrangements in connection with the Fund’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	Data relating to portfolio turnover rates of the Fund;
•	The procedures and processes to be used to determine the fair value of Fund and Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about EVM and OrbiMed

•	Reports detailing the financial results and condition of EVM and OrbiMed;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of EVM and its affiliates and OrbiMed, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of EVM’s and OrbiMed’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by EVM and its affiliates and OrbiMed on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of EVM and its affiliates and OrbiMed;
•	A description of EVM’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by EVM and its affiliates and OrbiMed;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by EVM or the administrator; and
•	The terms of the New Agreements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Board of Trustees’ Contract Approval — continued

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Agreements, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services provided to the Portfolio by OrbiMed and to the Portfolio and the Fund by EVM. The Board considered that since the inception of the Portfolio, the Board has viewed OrbiMed and EVM as providing a package of inter-related services that together are necessary and appropriate for the management of the Portfolio and administration of the Fund.

The Board also considered OrbiMed’s and EVM’s management capabilities and OrbiMed’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted OrbiMed’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at OrbiMed were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of OrbiMed to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of OrbiMed, EVM and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of OrbiMed and EVM and their affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by OrbiMed and EVM, taken as a whole, are appropriate and consistent with the terms of the New Agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2010 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including the management and administrative fee rates, to be payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses throughout the Eaton Vance fund complex level.

In approving the New Agreements, the Board considered and accepted the recommendation from OrbiMed and EVM to change the benchmark index from the S&P 500 Composite Stock Price Index (the “S&P 500 Index”) to the MSCI World Health Care Index (the “MSCI Index”) on the basis that the composition of the Portfolio, including the universe of securities considered for investment by the Portfolio, more closely resembles the MSCI Index than the S&P 500 Index and, accordingly, the interests of the Portfolio and OrbiMed would be more closely aligned by changing the benchmark index. The Board noted that the MSCI currently is the secondary index for the Fund.

In considering the management fees and the Fund’s estimated total expense ratio, the Board noted that the advisory fee is subject to a performance-based adjustment that is intended to align the interests of OrbiMed with the interests of shareholders and that the performance-based adjustment varies based on whether the Fund outperforms or underperforms its benchmark index by at least 1.00% and based on its average daily net assets over the entire performance measurement period. The Board further noted that, for the performance measurement period ended September 30, 2010, the performance-based adjustment had a material effect on the amount of management fees and the total expense ratio of the Fund. The Board also took into consideration that the aggregate of all fees to be payable to OrbiMed and EVM under the New Agreements would be lower than the aggregate fees payable under the Current Agreements, except to the extent that such fees may vary by reason of the change in the benchmark index to be used in determining the performance fee adjustment under the Proposed OrbiMed Agreement and that under the Proposed EVM Agreement, EVM is contractually undertaking additional obligations for which compensation to EVM is appropriate.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Board of Trustees’ Contract Approval — continued

After reviewing the foregoing information, and in light of the nature, extent and quality of the package of inter-related services to be provided by OrbiMed and EVM under the New Agreements, the Board concluded that the management fees proposed to be charged for services provided pursuant to the New Agreements are reasonable.

Profitability

The Board reviewed the level of profits realized, and projected to be realized, by OrbiMed and EVM and their respective affiliates in providing services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by OrbiMed or EVM without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits currently received and expected to be received by OrbiMed or EVM in connection with their relationships with the Portfolio and the Fund, including the benefits to OrbiMed of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to EVM of payments by OrbiMed to an affiliate of EVM to support marketing of the Fund, which payments will cease upon the effectiveness of the New Agreements.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the package of inter-related services to be rendered by OrbiMed and EVM under the New Agreements, the profits expected to be realized by OrbiMed and EVM under the New Agreements are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which OrbiMed and EVM, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and OrbiMed’s and EVM’s profitability may have been affected by such increases or decreases. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to be shared equitably.

Renewal of Current Agreements Pending Shareholder Approval of New Agreements

At a meeting of the Board held on April 25, 2011 (the “April Meeting”), the Board considered the fact that the New Agreements approved by the Board on February 7, 2011 were subject to shareholder approval pursuant to a proxy solicitation process in connection with a special meeting of shareholders of the Fund to be held July 1, 2011 for the purpose of considering the New Agreements. Accordingly, at the April Meeting, the Board, including a majority of the Independent Trustees, voted to approve continuation of the Current Agreements for an additional one-year period or until such time as the New Agreements are approved by shareholders of the Fund. In voting its approval of the continuation of the Current Agreements, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board. Prior to making its recommendation, the Contract Review Committee reviewed the information furnished in connection with its approval of the New Agreements as well as additional information furnished in connection with a series of Contract Review Committee meetings held between February and April 2011, and in so doing reaffirmed each of the material considerations and conclusions described above with respect to the Current Agreements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “OrbiMed” refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor; formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (2006-2009) (open-end registered investment company); Partner, Coopers and Lybrand L.L.P. (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	President of the Trust since 2011 and Vice President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Samuel D. Isaly(2) 1945	President of the Portfolio	Since 2002	Managing Partner of OrbiMed.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	The business address for Mr. Isaly is 767 Third Avenue, New York, NY 10017.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

This Page Intentionally Left Blank

Sponsor and Manager of
Worldwide Health Sciences Portfolio and
Administrator of Eaton Vance Worldwide Health
Sciences Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors LLC
767 3rd Avenue
New York, NY 10017

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

426-10/11	HSSRC

Eaton Vance Richard Bernstein Equity Strategy Fund Annual Report August 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2011
Eaton Vance
Richard Bernstein Equity Strategy Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	24
Federal Tax Information	25
Management and Organization	26
Important Notices	28

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2011
Management’s Discussion of Fund Performance
Portfolio Manager Richard Bernstein, CEO, Richard Bernstein Advisors LLC
Economic and Market Conditions
Global equity markets were especially volatile during the period from October 12, 2010, through August 31, 2011. Encouraged early in the period by what appeared to be a quickening pace of economic recovery, investors drove global equity prices to solid gains. But that momentum began to sputter during the late spring and summer of 2011, backsliding on ongoing news of the sovereign debt crisis in Europe, rising fiscal and political uncertainty in Washington, D.C. and growing fears of a slowing of global economic growth. The overall slowdown prompted the global markets to shift from a decidedly “risk-on” to a decidedly “risk-off” stance by the close of the period, with higher risk assets such as stocks and commodities selling off sharply during the period as investors sought to preserve capital.
On the whole, global equities turned in relatively poor performance for the period, compared to the past few years. Representing developed and developing/emerging markets, the Fund’s benchmark, the MSCI All Country World Index (the Index)1 rose 1.33% for the period. As a result of persistent worries about sovereign debt in the euro zone, the FTSE Eurotop 100 Index returned -3.15%, and the broader-based MSCI Europe, Australasia, Far East (MSCI EAFE) Index returned -2.06%.
Emerging markets proved to be weaker than their developed-market counterparts. The MSCI Emerging Markets Index posted a -3.97% return for the period, and two of the emerging markets’ most-dynamic economies—China and India—were also in negative territory. In China, the MSCI Golden Dragon Index returned -5.21%, and in India, the Bombay Stock Exchange 100 Index lost significant ground, returning -20.51%.1
Management Discussion
For the period from its inception on October 12, 2010, through August 31, 2011, the Fund’s Class A shares had a total return of -0.30% at net asset value (NAV), underperforming the Index, which, as stated above, returned 1.33%.
The period started well for the Fund. At that time, management was bullish on the economy, and the Fund was positioned to emphasize cyclical sectors and had significant exposure to small-cap stocks. The Fund’s positioning from its inception through April 30, 2011—overweighting small-cap and U.S. stocks—enabled it to outperform the Index by a solid margin.
During the remainder of the period, however, the global economy was dominated by the aftermath of the earthquake and tsunami in Japan, continued worries about the debt crisis in Europe and the U.S. budget debate. As a result, management took several measures to position the Fund more conservatively. Financials, which had been overweighted in the first half, were pared back significantly. Additionally, management overweighted more defensive, low beta industries such as consumer staples, health care and utilities. Finally, management increased allocations to cash and fixed-income securities, buying long-duration government bond ETFs. These securities, with durations ranging from 7 to 15 years, performed very well in the second half—especially during the month of August 2011.
This change in positioning—from a portfolio that benefited from a strengthening economy and rising equity prices to one in which investors became much more risk averse—benefited the Fund’s performance. But the change did not occur quite fast enough. The Fund was hurt by its more aggressive stance in the months after the tsunami in Japan—namely, in May and June 2011. This was the primary reason the Fund underperformed the Index during the period ending August 31, 2011.
From a global allocation standpoint, the Fund’s investments in developed countries outside the United States hurt relative performance the most, while its significant underweight of emerging markets and overweight of the United States were the most helpful. In terms of economic sectors, financials, consumer discretionary, industrials and information technology all detracted from relative performance, while health care, energy, materials and consumer staples made the largest positive contributions.
Overall, in a period in which economic conditions and market sentiment changed drastically, management continues to believe that the Fund’s “go anywhere” equity strategy gave it the freedom to respond to significant changes in the global economy, and that the responses it made were beneficial to the Fund’s performance.
We thank you for your participation in the Fund.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2011
Performance2

	Class A	Class C	Class I
Symbol	ERBAX	ERBCX	ERBIX
Inception Date	10/12/10	10/12/10	10/12/10

% Cumulative Total Returns at NAV
Since Inception	-0.30	-1.10	-0.10

% Cumulative SEC Total Returns with maximum sales charge
Since Inception	-6.03	-2.09	-0.10

% Maximum Sales Charge	Class A	Class C	Class I

	5.75	1.00	None

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I

	1.50	2.25	1.25

Comparative Performance (10/12/10 - 8/31/11)[1]	% Return

MSCI All Country World Index*	1.33
Lipper Global Flexible Portfolio Funds Average*	1.62

*	Source: MSCI; Lipper.
Performance of $250,000
This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Performance of $250,000	Period Beginning	At NAV	Sales Charge

Class A	10/12/10	$249,253	$234,923
Class C	10/12/10	$247,251	$244,778

Performance of $10,000
Class A	10/12/10	$9,970	$9,397
Class C	10/12/10	$9,890	$9,791
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2011
Fund Profile
Country Allocation (% of net assets)
Common Stock Sector Allocation (% of net assets)4
Top 10 Holdings (% of net assets)4

iShares Barclays 20+ Year Treasury Bond Fund	4.4
iShares Barclays 7-10 Year Treasury Bond Fund	4.1
Exxon Mobil Corp.	1.4
Apple, Inc.	1.0
Nestle SA	0.9
Roche Holding AG PC	0.9
Chevron Corp.	0.9
Procter & Gamble Co.	0.8
BHP Billiton, Ltd.	0.7
Google, Inc., Class A	0.7

Total	15.8

See Endnotes and Additional Disclosures on page 5.

4

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2011
Endnotes and Additional Disclosures

1.	MSCI All Country World Index is an unmanaged free float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. These indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. Bombay Stock Exchange 100 Index is an unmanaged index of 100 common stocks traded in the India market. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. It is not possible to invest directly in an index or Lipper classification. Lipper Average reflects the average annual total return of funds in the same Lipper classification as the Fund.

2.	Cumulative Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Cumulative SEC Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

3.	Source: Fund prospectus.

4.	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Notice to Shareholders

Effective September 30, 2011, the Fund changed its name from Eaton Vance Richard Bernstein Multi-Market Equity Strategy Fund to Eaton Vance Richard Bernstein Equity Strategy Fund.

5

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2011 – August 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(3/1/11)	(8/31/11)	(3/1/11 – 8/31/11)	Ratio

Actual
Class A	$1,000.00	$869.20	$6.64	1.41%
Class C	$1,000.00	$865.30	$10.16	2.16%
Class I	$1,000.00	$870.20	$5.52	1.17%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.17	1.41%
Class C	$1,000.00	$1,014.30	$10.97	2.16%
Class I	$1,000.00	$1,019.30	$5.95	1.17%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2011.

6

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Portfolio of Investments

Common Stocks — 84.0%

Security	Shares	Value

Aerospace & Defense — 1.3%

Boeing Co. (The)	13,774	$920,930
Honeywell International, Inc.	21,694	1,037,190
Precision Castparts Corp.	6,911	1,132,367
Raytheon Co.	21,323	921,793
United Technologies Corp.	17,798	1,321,502

		$5,333,782

Automobiles — 1.6%

Bayerische Motoren Werke AG	10,083	$815,775
Daimler AG	15,267	824,724
Ford Motor Co.(1)	106,284	1,181,878
Honda Motor Co., Ltd.	26,900	876,536
Hyundai Motor Co.	4,067	780,959
Toyota Motor Corp.	41,400	1,491,448
Volkswagen AG, PFC Shares	5,368	892,429

		$6,863,749

Beverages — 1.5%

Anheuser-Busch InBev NV	15,757	$869,749
Coca-Cola Co. (The)	34,346	2,419,676
Diageo PLC	49,049	985,550
PepsiCo, Inc.	28,502	1,836,384

		$6,111,359

Biotechnology — 1.6%

Amgen, Inc.	35,532	$1,968,651
Biogen Idec, Inc.(1)	14,722	1,386,812
Celgene Corp.(1)	15,603	927,910
Gilead Sciences, Inc.(1)	33,436	1,333,595
Isis Pharmaceuticals, Inc.(1)	162,415	1,216,488

		$6,833,456

Building Products — 0.6%

Asahi Glass Co., Ltd.	67,000	$659,569
Compagnie de Saint-Gobain	32,981	1,656,552

		$2,316,121

Capital Markets — 1.1%

Ameriprise Financial, Inc.	15,165	$693,040
Bank of New York Mellon Corp. (The)	17,692	365,694
BlackRock, Inc.	4,759	784,045
Charles Schwab Corp. (The)	40,048	493,792
Credit Suisse Group AG(1)	24,293	696,619
Deutsche Bank AG	16,952	685,619
Goldman Sachs Group, Inc. (The)	4,030	468,367
Morgan Stanley	33,412	584,710

		$4,771,886

Chemicals — 1.0%

BASF SE	11,959	$850,443
Dow Chemical Co. (The)	35,842	1,019,705
Monsanto Co.	18,708	1,289,542
Potash Corp. of Saskatchewan, Inc.	16,482	950,244

		$4,109,934

Commercial Banks — 2.2%

Banco Bilbao Vizcaya Argentaria SA	52,005	$471,874
Banco Santander SA	90,424	835,492
Bank of Montreal	8,087	507,037
BNP Paribas	16,374	842,220
Credit Agricole SA	45,725	447,038
HSBC Holdings PLC	145,057	1,263,449
PNC Financial Services Group, Inc.	20,275	1,016,589
Royal Bank of Canada	23,879	1,222,113
Societe Generale	15,702	525,794
Standard Chartered PLC	18,960	430,726
U.S. Bancorp	25,968	602,717
Wells Fargo & Co.	37,629	982,117

		$9,147,166

Communications Equipment — 0.6%

Cisco Systems, Inc.	57,810	$906,461
QUALCOMM, Inc.	26,844	1,381,392
Telefonaktiebolaget LM Ericsson, Class B	32,925	369,506

		$2,657,359

Computers & Peripherals — 1.6%

Apple, Inc.(1)	11,395	$4,385,138
EMC Corp.(1)	39,287	887,493
Fujitsu, Ltd.	117,000	594,235
Hewlett-Packard Co.	28,851	750,992

		$6,617,858

Construction Materials — 0.3%

Holcim, Ltd.(1)	17,293	$1,090,411

		$1,090,411

See Notes to Financial Statements.
7

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Consumer Finance — 0.1%

American Express Co.	8,601	$427,556

		$427,556

Diversified Financial Services — 1.1%

Citigroup, Inc.	21,845	$678,287
CME Group, Inc.	1,983	529,699
Groupe Bruxelles Lambert SA	9,803	790,056
ING Groep NV(1)	73,671	639,270
JPMorgan Chase & Co.	52,430	1,969,271

		$4,606,583

Diversified Telecommunication Services — 2.3%

AT&T, Inc.	92,772	$2,642,147
CenturyLink, Inc.	39,649	1,433,311
Deutsche Telekom AG	60,393	762,456
France Telecom SA	56,288	1,075,408
Telefonica SA	89,651	1,863,857
Verizon Communications, Inc.	46,114	1,667,944

		$9,445,123

Electric Utilities — 4.3%

American Electric Power Co., Inc.	55,461	$2,142,459
Duke Energy Corp.	76,364	1,444,043
E.ON AG	32,241	704,087
EDF SA	24,762	756,094
Edison International	53,365	1,984,644
Enel SpA	140,631	685,909
Entergy Corp.	19,873	1,295,918
Exelon Corp.	53,189	2,293,510
FirstEnergy Corp.	31,162	1,378,919
NextEra Energy, Inc.	25,582	1,451,011
PPL Corp.	37,632	1,086,812
Progress Energy, Inc.	27,284	1,331,459
Southern Co.	37,415	1,547,485

		$18,102,350

Electrical Equipment — 0.8%

ABB, Ltd.(1)	41,553	$886,211
Alstom SA	17,649	814,627
Emerson Electric Co.	17,302	805,408
Schneider Electric SA	5,431	723,294

		$3,229,540

Electronic Equipment, Instruments & Components — 0.5%

Corning, Inc.	81,794	$1,229,364
FUJIFILM Holdings Corp.	29,900	726,397

		$1,955,761

Energy Equipment & Services — 3.4%

Baker Hughes, Inc.	25,214	$1,540,827
Cameron International Corp.(1)	22,757	1,182,454
CGGVeritas(1)	16,208	410,359
Halliburton Co.	27,192	1,206,509
Helmerich & Payne, Inc.	15,324	873,774
Nabors Industries, Ltd.(1)	63,596	1,172,710
National Oilwell Varco, Inc.	21,082	1,393,942
Noble Corp.(1)	46,172	1,558,767
Schlumberger, Ltd.	30,316	2,368,286
Tenaris SA	53,098	880,349
Transocean, Ltd.	16,650	932,733
Weatherford International, Ltd.(1)	48,599	832,501

		$14,353,211

Food & Staples Retailing — 2.9%

Costco Wholesale Corp.	19,984	$1,569,543
CVS Caremark Corp.	53,018	1,903,877
Kroger Co. (The)	58,764	1,384,480
Seven & i Holdings Co., Ltd.	39,000	1,035,238
Sysco Corp.	44,656	1,247,242
Tesco PLC	154,765	951,277
Wal-Mart Stores, Inc.	32,867	1,748,853
Walgreen Co.	20,715	729,375
Whole Foods Market, Inc.	20,846	1,376,461

		$11,946,346

Food Products — 4.0%

Archer-Daniels-Midland Co.	47,318	$1,347,617
Danone SA	12,553	856,796
General Mills, Inc.	37,928	1,437,850
Green Mountain Coffee Roasters, Inc.(1)	12,031	1,260,127
H.J. Heinz Co.	25,512	1,342,952
Kellogg Co.	24,045	1,306,124
Kraft Foods, Inc., Class A	32,312	1,131,566
Mead Johnson Nutrition Co., Class A	30,607	2,180,749
Nestle SA	60,056	3,715,940
Unilever NV	58,643	1,987,654

		$16,567,375

See Notes to Financial Statements.
8

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 2.5%

Baxter International, Inc.	15,287	$855,766
Becton, Dickinson and Co.	16,430	1,337,073
Covidien PLC	17,267	900,992
Intuitive Surgical, Inc.(1)	2,630	1,002,951
Medtronic, Inc.	51,928	1,821,115
St. Jude Medical, Inc.	29,766	1,355,544
Stryker Corp.	26,436	1,291,134
Zimmer Holdings, Inc.(1)	30,654	1,743,906

		$10,308,481

Health Care Providers & Services — 4.1%

Aetna, Inc.	21,607	$864,928
AmerisourceBergen Corp.	32,866	1,300,836
Cardinal Health, Inc.	31,439	1,336,158
CIGNA Corp.	29,089	1,359,620
Express Scripts, Inc.(1)	29,554	1,387,265
HCA Holdings, Inc.(1)	59,369	1,189,161
Humana, Inc.	16,926	1,314,135
IPC The Hospitalist Co., Inc.(1)	19,726	791,013
McKesson Corp.	16,899	1,350,737
Medco Health Solutions, Inc.(1)	25,096	1,358,697
Triple-S Management Corp.(1)	58,344	994,765
UnitedHealth Group, Inc.	40,718	1,934,919
WellPoint, Inc.	30,125	1,906,912

		$17,089,146

Hotels, Restaurants & Leisure — 0.4%

McDonald’s Corp.	17,917	$1,620,772

		$1,620,772

Household Products — 1.6%

Colgate-Palmolive Co.	10,823	$973,746
Kimberly-Clark Corp.	22,013	1,522,419
Procter & Gamble Co.	52,018	3,312,506
Reckitt Benckiser Group PLC	15,695	832,542

		$6,641,213

Independent Power Producers & Energy Traders — 0.7%

Calpine Corp.(1)	89,610	$1,319,955
NRG Energy, Inc.(1)	75,698	1,774,361

		$3,094,316

Industrial Conglomerates — 1.2%

3M Co.	13,872	$1,151,099
General Electric Co.	93,751	1,529,079
Siemens AG	13,466	1,385,221
Tyco International, Ltd.	24,343	1,012,182

		$5,077,581

Insurance — 2.1%

Allianz SE	3,673	$377,842
Allstate Corp. (The)	22,340	585,978
Aviva PLC	144,628	796,981
AXA SA	38,777	622,377
Berkshire Hathaway, Inc., Class B(1)	7,469	545,237
Great-West Lifeco, Inc.	31,990	718,656
Manulife Financial Corp.	64,567	882,827
MetLife, Inc.	25,956	872,121
Power Financial Corp.	28,079	768,997
Prudential Financial, Inc.	18,767	942,291
Prudential PLC	38,822	391,068
Sun Life Financial, Inc.	33,456	906,691
Travelers Companies, Inc. (The)	8,966	452,424

		$8,863,490

Internet & Catalog Retail — 0.3%

Amazon.com, Inc.(1)	6,009	$1,293,678

		$1,293,678

Internet Software & Services — 1.2%

eBay, Inc.(1)	29,754	$918,506
Google, Inc., Class A(1)	5,511	2,981,231
Yahoo! Inc.(1)	75,746	1,030,524

		$4,930,261

IT Services — 1.4%

Accenture PLC, Class A	15,807	$847,097
International Business Machines Corp.	12,250	2,105,898
MasterCard, Inc., Class A	3,734	1,231,137
Visa, Inc., Class A	8,113	712,970
Western Union Co.	49,639	820,036

		$5,717,138

See Notes to Financial Statements.
9

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 0.5%

Agilent Technologies, Inc.(1)	36,604	$1,349,589
Thermo Fisher Scientific, Inc.(1)	15,174	833,508

		$2,183,097

Machinery — 1.0%

Caterpillar, Inc.	11,806	$1,074,346
Deere & Co.	10,909	881,665
Fanuc, Ltd.	5,800	965,429
Fiat Industrial SpA(1)	63,228	612,632
Stanley Black & Decker, Inc.	12,968	803,757

		$4,337,829

Media — 2.5%

CBS Corp., Class B	40,117	$1,004,931
Comcast Corp., Class A	46,682	1,004,130
DIRECTV, Class A(1)	18,676	821,184
McGraw-Hill Cos., Inc. (The)	23,494	989,332
News Corp., Class A	69,227	1,195,550
RTL Group SA	9,738	926,888
Time Warner Cable, Inc.	14,088	922,764
Time Warner, Inc.	43,926	1,390,697
Viacom, Inc., Class B	19,794	954,863
Walt Disney Co. (The)	31,022	1,056,609

		$10,266,948

Metals & Mining — 2.3%

Anglo American PLC	36,050	$1,493,825
ArcelorMittal	40,628	893,709
BHP Billiton, Ltd.	70,732	3,009,344
Freeport-McMoRan Copper & Gold, Inc.	17,808	839,469
JFE Holdings, Inc.	26,200	608,955
Nucor Corp.	26,315	949,445
Rio Tinto PLC	18,872	1,150,408
Xstrata PLC	39,682	689,173

		$9,634,328

Multi-Utilities — 2.6%

Consolidated Edison, Inc.	23,867	$1,341,564
Dominion Resources, Inc.	29,695	1,447,334
GDF Suez	29,175	916,399
National Grid PLC	91,633	923,170
PG&E Corp.	32,305	1,368,117
Public Service Enterprise Group, Inc.	41,723	1,424,006
Sempra Energy	25,753	1,352,548
Xcel Energy, Inc.	79,313	1,956,652

		$10,729,790

Multiline Retail — 0.2%

Target Corp.	18,851	$974,031

		$974,031

Office Electronics — 0.2%

Canon, Inc.	19,300	$910,737

		$910,737

Oil, Gas & Consumable Fuels — 11.8%

Anadarko Petroleum Corp.	23,726	$1,749,792
Apache Corp.	16,411	1,691,482
BG Group PLC	39,842	859,219
Bill Barrett Corp.(1)	22,350	1,071,682
BP PLC	412,368	2,691,536
Canadian Natural Resources, Ltd.	21,755	821,949
Chesapeake Energy Corp.	30,094	974,745
Chevron Corp.	36,229	3,583,410
ConocoPhillips	32,967	2,244,064
Continental Resources, Inc.(1)	20,259	1,132,276
Devon Energy Corp.	20,992	1,423,887
El Paso Corp.	67,604	1,293,941
EOG Resources, Inc.	14,900	1,379,591
Exxon Mobil Corp.	79,710	5,901,728
Hess Corp.	14,862	881,911
Husky Energy, Inc.	34,563	860,457
INPEX Corp.	114	777,178
Kinder Morgan, Inc.	41,700	1,077,945
Marathon Oil Corp.	50,455	1,358,249
Marathon Petroleum Corp.	33,995	1,259,855
Noble Energy, Inc.	14,780	1,305,961
Occidental Petroleum Corp.	23,146	2,007,684
Peabody Energy Corp.	26,145	1,275,876
Plains Exploration & Production Co.(1)	24,957	733,985
QEP Resources, Inc.	44,743	1,575,401
Royal Dutch Shell PLC, Class B	63,417	2,134,138
Southwestern Energy Co.(1)	23,149	878,505
Spectra Energy Corp.	73,147	1,899,628
Suncor Energy, Inc.	37,976	1,216,876
Total SA	15,916	777,265

See Notes to Financial Statements.
10

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Valero Energy Corp.	60,492	$1,374,378
Williams Cos., Inc.	35,135	948,294

		$49,162,888

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	12,817	$1,251,708

		$1,251,708

Pharmaceuticals — 6.2%

Abbott Laboratories	26,354	$1,383,848
Allergan, Inc.	17,968	1,469,962
AstraZeneca PLC	23,810	1,127,435
Bayer AG	14,692	944,824
Bristol-Myers Squibb Co.	33,962	1,010,369
Eli Lilly & Co.	41,900	1,571,669
GlaxoSmithKline PLC	86,093	1,832,866
Johnson & Johnson	42,865	2,820,517
Merck & Co., Inc.	49,150	1,627,848
Novartis AG	43,745	2,552,477
Novo Nordisk A/S, Class B	7,324	780,168
Pfizer, Inc.	122,433	2,323,778
Roche Holding AG PC	20,666	3,613,740
Sanofi SA	19,540	1,425,013
Takeda Pharmaceutical Co., Ltd.	19,000	920,238
Teva Pharmaceutical Industries, Ltd.	17,694	731,073

		$26,135,825

Road & Rail — 0.2%

Union Pacific Corp.	9,832	$906,215

		$906,215

Semiconductors & Semiconductor Equipment — 0.7%

Intel Corp.	41,972	$844,896
Samsung Electronics Co., Ltd.	1,871	1,313,898
Texas Instruments, Inc.	26,739	700,829

		$2,859,623

Software — 1.6%

Activision Blizzard, Inc.	83,774	$991,884
Adobe Systems, Inc.(1)	43,780	1,105,007
CA, Inc.	42,700	896,273
Microsoft Corp.	69,995	1,861,867
Oracle Corp.	32,689	917,581
SAP AG	16,725	912,087

		$6,684,699

Specialty Retail — 0.6%

Hennes & Mauritz AB, Class B	24,313	$757,426
Home Depot, Inc.	32,413	1,081,946
Lowe’s Companies, Inc.	38,573	768,760

		$2,608,132

Textiles, Apparel & Luxury Goods — 0.6%

Compagnie Financiere Richemont AG, Class A	14,029	$811,067
LVMH Moet Hennessy Louis Vuitton SA	5,181	874,365
NIKE, Inc., Class B	10,904	944,832

		$2,630,264

Tobacco — 2.2%

Altria Group, Inc.	45,497	$1,237,063
British American Tobacco PLC	34,333	1,527,532
Imperial Tobacco Group PLC	25,050	828,683
Lorillard, Inc.	18,346	2,044,111
Philip Morris International, Inc.	30,892	2,141,433
Reynolds American, Inc.	37,171	1,396,515

		$9,175,337

Trading Companies & Distributors — 0.2%

Mitsubishi Corp.	36,400	$875,849

		$875,849

Wireless Telecommunication Services — 2.0%

American Tower Corp., Class A(1)	26,246	$1,413,610
China Mobile, Ltd.	124,000	1,268,340
Crown Castle International Corp.(1)	29,974	1,301,771
Softbank Corp.	23,400	777,930
VimpelCom, Ltd. ADR	137,984	1,577,157
Vodafone Group PLC	792,457	2,079,609

		$8,418,417

Total Common Stocks
(identified cost $367,294,664)		$350,868,719

See Notes to Financial Statements.
11

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Portfolio of Investments — continued

Investment Funds — 8.5%

Security	Shares	Value

iShares Barclays 7-10 Year Treasury Bond Fund	169,452	$17,450,167
iShares Barclays 20+ Year Treasury Bond Fund	170,417	18,239,732

Total Investment Funds
(identified cost $34,761,572)		$35,689,899

Short-Term Investments — 7.3%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.08%(2)	$30,576	$30,575,560

Total Short-Term Investments
(identified cost $30,575,560)		$30,575,560

Total Investments — 99.8%
(identified cost $432,631,796)		$417,134,178

Other Assets, Less Liabilities — 0.2%		$787,846

Net Assets — 100.0%		$417,922,024

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt
PFC Shares	- Preference Shares
PC	- Participation Certificate

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2011.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	74.1%	$309,521,540
United Kingdom	5.5	22,989,187
Switzerland	4.2	17,702,648
France	3.0	12,723,601
Japan	2.7	11,219,739
Germany	2.2	9,155,507
Canada	2.1	8,855,847
Spain	0.8	3,171,223
Australia	0.7	3,009,344
Netherlands	0.6	2,626,924
Italy	0.5	2,178,890
South Korea	0.5	2,094,857
Luxembourg	0.4	1,820,597
Ireland	0.4	1,748,089
Belgium	0.4	1,659,805
Russia	0.4	1,577,157
China	0.3	1,268,340
Bermuda	0.3	1,172,710
Sweden	0.3	1,126,932
Denmark	0.2	780,168
Israel	0.2	731,073

Total Investments	99.8%	$417,134,178

See Notes to Financial Statements.
12

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Statement of Assets and Liabilities

Assets	August 31, 2011

Unaffiliated investments, at value (identified cost, $402,056,236)	$386,558,618
Affiliated investment, at value (identified cost, $30,575,560)	30,575,560
Foreign currency, at value (identified cost, $1,051,468)	1,048,676
Dividends receivable	816,862
Interest receivable from affiliated investment	3,293
Receivable for Fund shares sold	1,799,814
Tax reclaims receivable	130,545

Total assets	$420,933,368

Liabilities

Payable for Fund shares redeemed	$2,437,219
Payable to affiliates:
Investment adviser and administration fee	317,177
Distribution and service fees	91,716
Accrued expenses	165,232

Total liabilities	$3,011,344

Net Assets	$417,922,024

Sources of Net Assets

Paid-in capital	$462,285,701
Accumulated net realized loss	(29,622,569)
Accumulated undistributed net investment income	756,077
Net unrealized depreciation	(15,497,185)

Total	$417,922,024

Class A Shares

Net Assets	$110,839,287
Shares Outstanding	11,117,488
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.97
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.58

Class C Shares

Net Assets	$81,598,761
Shares Outstanding	8,246,779
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.89

Class I Shares

Net Assets	$225,483,976
Shares Outstanding	22,580,533
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.99

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
13

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Statement of Operations

Period Ended
Investment Income	August 31, 2011(1)

Dividends (net of foreign taxes, $276,438)	$4,331,642
Interest allocated from affiliated investment	39,116
Expenses allocated from affiliated investment	(4,644)

Total investment income	$4,366,114

Expenses

Investment adviser and administration fee	$2,066,777
Distribution and service fees
Class A	171,613
Class C	453,127
Trustees’ fees and expenses	8,838
Custodian fee	153,879
Transfer and dividend disbursing agent fees	230,435
Legal and accounting services	47,053
Printing and postage	29,456
Registration fees	157,179
Stock dividend tax	100
Miscellaneous	19,191

Total expenses	$3,337,648

Deduct —
Reduction of custodian fee	$2

Total expense reductions	$2

Net expenses	$3,337,646

Net investment income	$1,028,468

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(29,624,721)
Investment transactions allocated from affiliated investment	1,430
Foreign currency transactions	(285,157)

Net realized loss	$(29,908,448)

Change in unrealized appreciation (depreciation) —
Investments	$(15,497,618)
Foreign currency	433

Net change in unrealized appreciation (depreciation)	$(15,497,185)

Net realized and unrealized loss	$(45,405,633)

Net decrease in net assets from operations	$(44,377,165)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

See Notes to Financial Statements.
14

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Statement of Changes in Net Assets

Period Ended
Increase (Decrease) in Net Assets	August 31, 2011(1)

From operations —
Net investment income	$1,028,468
Net realized loss from investment and foreign currency transactions	(29,908,448)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(15,497,185)

Net decrease in net assets from operations	$(44,377,165)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$155,030,785
Class C	95,866,524
Class I	317,364,822
Cost of shares redeemed
Class A	(31,317,320)
Class C	(5,594,745)
Class I	(69,050,877)

Net increase in net assets from Fund share transactions	$462,299,189

Net increase in net assets	$417,922,024

Net Assets

At beginning of period	$—

At end of period	$417,922,024

Accumulated undistributed net investment income included in net assets

At end of period	$756,077

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

See Notes to Financial Statements.
15

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Financial Highlights

	Class A

	Period Ended
	August 31, 2011(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.047
Net realized and unrealized loss	(0.077)

Total loss from operations	$(0.030)

Net asset value — End of period	$9.970

Total Return(3)	(0.30	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$110,839
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.43	%(6)
Net investment income	0.49	%(6)
Portfolio Turnover	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Annualized.

See Notes to Financial Statements.
16

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Financial Highlights — continued

	Class C

	Period Ended
	August 31, 2011(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.026)
Net realized and unrealized loss	(0.084)

Total loss from operations	$(0.110)

Net asset value — End of period	$9.890

Total Return(3)	(1.10	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$81,599
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.18	%(6)
Net investment loss	(0.27	)%(6)
Portfolio Turnover	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Annualized.

See Notes to Financial Statements.
17

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Financial Highlights — continued

	Class I

	Period Ended
	August 31, 2011(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.067
Net realized and unrealized loss	(0.077)

Total loss from operations	$(0.010)

Net asset value — End of period	$9.990

Total Return(3)	(0.10	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$225,484
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.18	%(6)
Net investment income	0.70	%(6)
Portfolio Turnover	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Annualized.

See Notes to Financial Statements.
18

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Richard Bernstein Equity Strategy Fund (formerly, Eaton Vance Richard Bernstein Multi-Market Equity Strategy Fund) (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on October 12, 2010. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

19

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Notes to Financial Statements — continued

At August 31, 2011, the Fund had a net capital loss of $28,262,579 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2012.

As of August 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s initial period of operations from October 12, 2010 to August 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the period ended August 31, 2011, accumulated net realized loss was decreased by $285,879, accumulated undistributed net investment income was decreased by $272,391 and paid-in capital was decreased by $13,488 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$722,428
Post October losses	$(28,262,579)
Net unrealized depreciation	$(16,823,526)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

20

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Notes to Financial Statements — continued

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the period ended August 31, 2011, the investment adviser and administration fee amounted to $2,066,777 or 0.90% (annualized) of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its advisory and administration fee for sub-advisory services provided to the Fund.

EVM and RBA have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 1.50%, 2.25% and 1.25% of the average daily net assets for Class A, Class C and Class I, respectively, through December 31, 2011. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and RBA reimbursed no expenses for the period ended August 31, 2011.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period ended August 31, 2011, EVM earned $3,574 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $210,560 as its portion of the sales charge on sales of Class A shares for the period ended August 31, 2011. EVD also received distribution and services fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended August 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended August 31, 2011 amounted to $171,613 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the period ended August 31, 2011, the Fund paid or accrued to EVD $340,038 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the period ended August 31, 2011 amounted to $113,089 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the period ended August 31, 2011, the Fund was informed that EVD received approximately $2,000 and $4,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $699,450,582 and $267,769,625, respectively, for the period ended August 31, 2011.

21

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Notes to Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Period Ended
Class A	August 31, 2011(1)

Sales	14,094,858
Redemptions	(2,977,370)

Net increase	11,117,488

Period Ended
Class C	August 31, 2011(1)

Sales	8,776,371
Redemptions	(529,592)

Net increase	8,246,779

Period Ended
Class I	August 31, 2011(1)

Sales	29,108,122
Redemptions	(6,527,589)

Net increase	22,580,533

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$433,958,137

Gross unrealized appreciation	$7,938,230
Gross unrealized depreciation	(24,762,189)

Net unrealized depreciation	$(16,823,959)

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($600 million effective September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% (0.08% effective September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the period ended August 31, 2011.

22

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Notes to Financial Statements — continued

10 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$18,132,845	$8,124,729		$—	$26,257,574
Consumer Staples	38,102,377	13,590,961		—	51,693,338
Energy	54,986,055	8,530,044		—	63,516,099
Financials	18,000,256	9,816,425		—	27,816,681
Health Care	48,622,171	13,927,834		—	62,550,005
Industrials	13,497,533	8,579,384		—	22,076,917
Information Technology	27,506,576	4,826,860		—	32,333,436
Materials	5,048,405	9,786,268		—	14,834,673
Telecommunication Services	11,111,348	6,752,192		—	17,863,540
Utilities	27,940,797	3,985,659		—	31,926,456

Total Common Stocks	$262,948,363	$87,920,356	*	$—	$350,868,719

Investment Funds	$35,689,899	$—		$—	$35,689,899
Short-Term Investments	—	30,575,560		—	30,575,560

Total Investments	$298,638,262	$118,495,916		$—	$417,134,178

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

12 Name Change

Effective September 30, 2011, the name of the Fund was changed from Eaton Vance Richard Bernstein Multi-Market Equity Strategy Fund.

23

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Equity Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2011, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from the start of business, October 12, 2010, to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Richard Bernstein Equity Strategy Fund as of August 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, October 12, 2010, to August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 18, 2011

24

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

25

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor; formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (2006-2009) (open-end registered investment company); Partner, Coopers and Lybrand L.L.P. (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1)Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

26

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

Management and Organization — continued

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000 ). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance
Richard Bernstein Equity Strategy Fund

August 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Investment Sub-Adviser
Richard Bernstein Advisors LLC
520 Madison Avenue, 28th Floor
New York, NY 10022

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4887-10/11	RBMMESRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Asian Small Companies Fund, Eaton Vance Greater China Growth Fund, Eaton Vance Multi-Cap Growth Fund, Eaton Vance Richard Bernstein Equity Strategy Fund (formerly, Eaton Vance Richard Bernstein Multi-Market Equity Strategy Fund), and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 10 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2010 and August 31, 2011 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.
Eaton Vance Asian Small Companies Fund

Fiscal Years Ended	8/31/10	8/31/11

Audit Fees	$11,325	$11,425
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,190	$7,250
All Other Fees(3)	$1,400	$1,200

Total	$18,915	$19,875

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/10	8/31/11

Audit Fees	$13,815	$13,935
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,190	$6,250
All Other Fees(3)	$1,400	$1,200

Total	$21,405	$21,385

Eaton Vance Multi-Cap Growth Fund

Fiscal Years Ended	8/31/10	8/31/11

Audit Fees	$24,000	$24,220
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,130	$10,230
All Other Fees(3)	$1,400	$1,200

Total	$35,530	$35,650

Eaton Vance Richard Bernstein Equity Strategy Fund*

Fiscal Years Ended	8/31/11

Audit Fees	$33,550
Audit-Related Fees(1)	$0
Tax Fees(2)	$8,000
All Other Fees(3)	$1,200

Total	$42,750

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/10	8/31/11

Audit Fees	$25,000	$25,230
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,130	$10,230
All Other Fees(3)	$1,400	$1,200

Total	$36,530	$36,660

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

*	Fund commenced operations on October 12, 2010.

The various Series comprising the Trust have differing fiscal year ends (August 31 or September 30)*. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/09	8/31/10	9/30/10	8/31/11

Audit Fees	$21,460	$96,140	$21,460	$108,360
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$13,540	$42,770	$13,540	$41,960
All Other Fees(3)	$3,000	$7,000	$2,800	$6,000

Total	$38,000	$145,910	$37,800	$156,320

*	Series of the Trust with fiscal years ending February 28 commenced operations on 3/7/11.

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal
Years Ended	9/30/09	8/31/10	9/30/10	8/31/11

Registrant(1)	$16,540	$49,770	$16,340	$47,960

Eaton Vance(2)	$288,889	$240,551	$278,901	$224,191

(1)	Includes all of the Series of the Trust.

(2)	During the fiscal years reported above, each of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	October 18, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	October 18, 2011

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	October 18, 2011